As filed with the Securities and Exchange Commission

on February 12, 2026

Investment Company Act File No. 811-24158
U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
Form N-2
(Check appropriate box or boxes)
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

AMENDMENT NO. [ ]
Manulife GA Trust

Exact Name of Registrant as Specified in Declaration of Trust
197 Clarendon Street

Boston, MA 02116

Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

617-663-3000

Registrant’s Telephone Number, including Area Code
E. David Pemstein

Manulife GA Trust

c/o John Hancock Life Insurance Company (U.S.A.)

197 Clarendon Street C-03

Boston, MA 02116
Name and Address (Number, Street, City, State, Zip Code) of Agent for Service
Copies of Communications to:
Mark P. Goshko

George J. Zornada

K&L Gates LLP

1 Congress Street, Suite 2900

Boston, Massachusetts 02114
Approximate Date of Commencement of Proposed Public Offering:
As soon as practicable after the effective date of this Registration
Statement.

Check each box that appropriately characterizes the Registrant:

[X]	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
[ ]	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
[ ]	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
[ ]	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
[ ]	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

[ ]	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)).
[ ]
If an Emerging Growth Company, indicate by check
mark if the registrant has elected not to use the
extended transition period for complying with any new
or revised financial accounting standards provided
pursuant to Section 7(a)(2)(B) of Securities Act.

[X]	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).
This Registration Statement has been filed by Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. However, interests in the Registrant are not being registered under the Securities Act of 1933, as amended (the “1933 Act”), since such interests will be issued solely in private placement transactions which do not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act. Investment in the Registrant may be made only by individuals or entities that are “accredited investors” within the meaning of Regulation D under the 1933 Act,
non-U.S. persons within the meaning of Regulation S under the 1933 Act, or in other private placement transactions exempt under Section 4(a)(2). This
Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any interest in the Registrant.

Private Placement Memorandum
Manulife GA Trust
Managed by:
Manulife Investment Management Private Markets (US) LLC
197 Clarendon Street

Boston, MA 02116

617-663-3000
February 12, 2026

Manulife, Manulife Investments, Stylized M Design, and Manulife Investments & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and John
Hancock, and the Stylized John Hancock Design are trademarks of John Hancock Life Insurance Company (U.S.A.). Each are used by it and by its affiliates under license.

Private Placement Memorandum
Manulife GA Trust
A REGISTRATION STATEMENT TO WHICH THIS MEMORANDUM RELATES HAS BEEN FILED BY MANULIFE GA TRUST (THE “FUND” OR “TRUST”)
PURSUANT TO SECTION 8(B) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED. HOWEVER, SHARES OF BENEFICIAL INTEREST (THE
“SHARES”) OF THE FUND ARE NOT BEING REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), SINCE SUCH SHARES
WILL BE ISSUED SOLELY IN PRIVATE PLACEMENT TRANSACTIONS WHICH DO NOT INVOLVE ANY “PUBLIC OFFERING” WITHIN THE MEANING OF
SECTION 4(a)(2) OF THE 1933 ACT. INVESTMENT IN THE FUND MAY BE MADE ONLY BY INDIVIDUALS OR ENTITIES WHICH ARE “ACCREDITED
INVESTORS” WITHIN THE MEANING OF REGULATION D UNDER THE 1933 ACT, NON U.S. PERSONS WITHIN THE MEANING OF REGULATION S UNDER
THE 1933 ACT, OR IN OTHER PRIVATE PLACEMENT TRANSACTIONS EXEMPT UNDER SECTION 4(a)(2). IN ADDITION, INVESTMENT IN THE FUND MAY
BE MADE ONLY BY INDIVIDUALS OR ENTITIES WHICH ARE “QUALIFIED CLIENTS” WITHIN THE MEANING OF THE INVESTMENT ADVISERS ACT OF 1940,
AS AMENDED (“ADVISERS ACT”). THIS MEMORANDUM DOES NOT CONSTITUTE AN OFFER TO SELL, OR THE SOLICITATION OF AN OFFER TO BUY, ANY
SHARES. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED
FINANCIAL INSTITUTION, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD
OR ANY OTHER GOVERNMENT AGENCY. THE FUND IS AN ILLIQUID INVESTMENT. INVESTORS HAVE NO RIGHT TO REQUIRE THE FUND TO REDEEM
THEIR SHARES.
This Memorandum shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of shares in any jurisdiction in which such offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make such offer, solicitation or sale. No person has been authorized to make any representations concerning the fund that are inconsistent with those contained in this Memorandum. Prospective investors should not rely on any information not contained in this Memorandum or the appendices hereto.
This Memorandum is intended solely for the use of the person to whom it has been delivered for the purpose of evaluating a possible investment by the recipient in the shares of the fund described herein, and is not to be reproduced or distributed to any other persons (other than professional advisors of the prospective investor receiving this document). Notwithstanding the foregoing and any other provision or statement in any offering document of the fund, but subject to restrictions reasonably necessary to comply with federal or state securities laws, an investor (and each employee, representative or other agent of the investor) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the fund and the offering of its shares and all materials of any kind (including opinions or other tax analyses) that are provided to the investor relating to such tax treatment and tax structure.
Prospective investors should not construe the contents of this Memorandum as legal, tax or financial advice. Each prospective investor should consult his or her own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the fund for such investor.
Shares are speculative and illiquid securities involving substantial risk of loss. The shares are not listed on any securities exchange, and it is not anticipated that a secondary market for shares will develop. Although the fund may offer to repurchase shares from time to time, shares will not be redeemable at an investor’s sole option nor will they be exchangeable for shares of any other fund. As a result, an investor may not be able to sell or otherwise liquidate his or her shares.
Shares are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment and for whom an investment in the fund does not constitute a complete investment program.
These securities are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the
1933 Act and applicable state securities laws, pursuant to registration or exemption therefrom.
In making an investment decision, investors must rely upon their own examination of the fund and the terms of the offering, including the merits and risks involved. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved the fund’s shares or passed upon the adequacy of the disclosure in this Memorandum. Any representation to the contrary is a criminal offense.
February 12, 2026

1

Table of contents

Executive summary

Introduction
Manulife GA Trust (the “fund” or “Trust”) is a Delaware statutory trust, organized on September 26, 2025, and registered under the Investment Company
Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company on February 12, 2026. The fund’s investment advisor is Manulife Investment Management Private Markets (US) LLC (the “Advisor”). The fund intends to qualify and elect to be treated as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).
The fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment. The fund is only offered to “accredited investors” within the meaning of Regulation D under the Securities Act of 1933, as amended (the “1933 Act”),
non-U.S. investors within the meaning of Regulation S under the 1933 Act, “qualified clients” within the meaning of the Investment Advisers Act of
1940, as amended (“Advisers Act”),  and other investors eligible to invest in a private placement (each, an “Investor” or “Eligible Investor”). The fund will offer a single class of shares of beneficial interest (“shares”) to investors eligible to invest in the fund.
The fund is a specialized investment vehicle that may be referred to as a registered private investment fund. The fund is similar to an unregistered private investment fund in that shares will be sold in private placements solely to institutional investors, and will be subject to restrictions on transfer.
The fund’s investment objective is to generate current income. There can be no assurance that the fund will achieve its investment objective. Under normal market conditions, the fund will invest primarily in senior loans. Senior loans include first and second lien term loans, delayed draw term loans, and revolving credit facilities. The fund may also make investments and acquire securities in connection with senior loans, including equity co-investments. Equity co-investments in which the fund may invest are typically small investments in a direct or indirect parent company of the borrower. Senior loans do not include commercial mortgage loans (including subordinated real estate mezzanine financing). The fund will only invest in loans and commitments that are determined to be below investment-grade. The fund’s investment policies are based on credit quality at the time of purchase. Credit quality is determined by the Advisor. The fund may invest in loans with a maturity of up to nine years from the closing date of the loan.
The Advisor typically expects to employ a buy-and-hold strategy. The fund may invest in loans either by transacting directly at the initial funding date or acquiring loans in secondary market transactions. The fund may invest in senior loans indirectly through investments in affiliated and unaffiliated underlying funds that invest primarily in senior loans, including, but not limited to, closed-end investment companies, business development companies, private funds (other than affiliated private funds), and exchange-traded funds. Such funds may be used in the Advisor’s discretion for purposes of investing excess cash when attractive senior loan investments are not available at the time of investment in such funds. The fund does not expect to be able to achieve its target allocations until it has completed a ramp up period, which is anticipated to conclude within approximately
18 months following the fund’s commencement of operations. The fund will consider its ramp up period to end after it has acquired a broad portfolio of senior loan investments consistent with its investment objective and policies. The need for a significant ramp up period reflects the anticipated timing of deal flow for attractive and appropriate senior loan investments. Prior to the completion of ramp up period, the fund may invest a significant portion, and potentially up to 100%, of its assets in cash and cash equivalents pending the identification and funding of suitable senior loan investments. As noted
above, the fund may also invest in underlying funds during this period to gain exposure to senior loans. The fund may invest in loans secured by substantially all of the assets of the borrower and the other loan parties (subject to customary exceptions), including a pledge of the equity of the borrower and its subsidiaries. While real property is not a primary source of collateral, occasionally mortgages are part of the collateral package if the borrower owns particularly valuable real property. The fund may also invest in subordinated debt obligations to the extent permitted by the fund’s investment restrictions.
The fund’s business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board currently consists of four members, three of whom are not “interested persons” as defined in the 1940 Act (“Independent Trustees”). The fund’s Board has delegated daily management and investment authority to the Advisor pursuant to an investment advisory and management agreement (the “Investment Advisory Agreement”). The
Advisor also serves as the fund’s administrator pursuant to an administration agreement (the “Service Agreement”).
The investment advisor
The Advisor is a Delaware limited liability company that is registered under the Advisers Act and serves as the investment advisor to the fund pursuant to the Investment Advisory Agreement. Subject to the overall supervision of the fund’s Board, the Advisor manages the day-to-day operations of, and provides investment advisory and management services to the fund . Under the terms of the Investment Advisory Agreement of the fund, the Advisor (i)
determines the composition of the fund’s portfolio, the nature and timing of the changes to the fund’s portfolio, and the manner of implementing such changes, (ii) identifies, evaluates, and negotiates the structure of the investments it makes (including performing due diligence on its prospective portfolio investments), (iii) closes, monitors and administers the investments it makes, including the exercise of any voting or consent rights, (iv) when and where applicable, restructures investments it makes, and (v) determines the investments and other assets that it purchases, retains or sells.
Investment strategy and process

Principal investment strategies
The fund is organized as a Delaware statutory trust. The fund is a non-diversified, closed-end management investment company.

Under normal market conditions, and subject to the initial “ramp up” period described below, the fund will invest primarily in senior loans. Senior loans include first and second lien term loans, delayed draw term loans, and revolving credit facilities. The fund may also make investments and acquire securities in connection with senior loans, including equity co-investments. Equity co-investments in which the fund may invest are typically small investments in a direct or indirect parent company of the borrower. Senior loans do not include commercial mortgage loans (including subordinated real estate mezzanine financing). The fund will only invest in loans and commitments that are determined to be below investment-grade, also called junk bonds (i.e., fixed-income securities rated Ba or lower by Moody’s Investors Service, Inc. or BB or lower by S&P Global Ratings or Fitch Ratings, as applicable, at the time of investment, or determined by a manager to be of comparable quality to securities so rated). The fund’s investment policies are based on credit quality at the time of purchase. Credit quality is determined by the Advisor. The fund may invest in loans with a maturity of up to nine years from the closing date of the loan. The Advisor typically expects to employ a buy-and-hold strategy. The fund may invest in loans either by transacting directly at the initial funding date or acquiring loans in secondary market transactions. The fund may invest in senior loans indirectly through investments in affiliated and unaffiliated underlying funds that invest primarily in senior loans, including, but not limited to, closed-end investment companies, business development companies, private funds (other than affiliated private funds), and exchange-traded funds. It is expected that such funds would mainly be used during the ramp up period discussed below to gain exposure to senior loans. However, such funds may also be used thereafter in the Advisor’s discretion for purposes of investing excess cash when attractive senior loan investments are not available at the time of investment in such funds.
The fund does not expect to be able to achieve its target allocations until it has completed a ramp up period, which is anticipated to conclude within approximately 18 months following the fund’s commencement of operations. The fund will consider its ramp up period to end after it has acquired a broad portfolio of senior loan investments consistent with its investment objective and policies. The need for a significant ramp up period reflects the anticipated timing of deal flow for attractive and appropriate senior loan investments. Prior to the completion of ramp up period, the fund may invest a significant portion, and potentially up to 100%, of its assets in cash and cash equivalents pending the identification and funding of suitable senior loan investments. As noted above, the fund may also invest in underlying funds during this period to gain exposure to senior loans.
The fund may invest in loans secured by substantially all of the assets of the borrower and the other loan parties (subject to customary exceptions), including a pledge of the equity of the borrower and its subsidiaries. While real property is not a primary source of collateral, occasionally mortgages are part of the collateral package if the borrower owns particularly valuable real property. The fund may also invest in subordinated debt obligations to the extent permitted by the fund’s investment restrictions.
The Advisor undertakes a comprehensive due diligence process, which includes a credit review and internal loan rating process as well as review of loan terms and collateral. The Advisor does not intend to cause the fund to borrow money or leverage its investments for the purpose of funding investments, other than in instances of short-term liquidity needs, and paying fund expenses.
The fund’s investments may also include original-issue-discount instruments and contractual “payment-in-kind,” or PIK, interest arrangements.
Fees and expenses
The fund bears all costs of its organization and operation, including but not limited to, as applicable, expenses of preparing, printing and mailing all shareholders’ reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance of shares;
government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; brokerage and other expenses connected with the execution of securities transactions; fees and expenses of custodians including those for keeping books and accounts, maintaining a line of credit and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the fund (including an allocable portion of the cost of the Advisor’s or an affiliate of the Advisor’s employees rendering such services to the fund); expenses of Trustees’ and shareholders’ meetings; trade association memberships; insurance premiums; and any extraordinary expenses.
In addition, the fund will be responsible for other expenses, fees, taxes, penalties and costs associated with the fund’s investments, including but not limited to filing fees, fees to third party sub-servicers, taxes payable or required to be withheld by or in respect of the fund or to which the fund may be subject, any reasonably incurred fees and expenses relating to legal, accounting, bank or other financial intermediaries, third party advisors and consultants, due diligence, research, litigation and restructuring costs and expenses and all other out of pocket expenses of the Advisor and any affiliate to whom it has delegated any of its functions, power, responsibilities or duties. Certain fees may be waived or reimbursed by the Advisor.
The Advisor shall be entitled to receive from the fund compensation in an amount equal to 0.55% annually of the average net assets of the fund (the
“Management Fee”). The Management Fee for the fund is based on the applicable annual rate that, for each day, is equal to: (i) the sum of the amounts determined by applying the annual percentage rates for the fund to prior day net assets divided by; (ii) number of calendar days in the year. The
Management Fee for the fund accrues daily for each calendar day and is paid quarterly to the Advisor in arrears. The fund also pays the Advisor a performance fee (the “Performance Fee”), on a quarterly basis, at an annual rate of 10% of the fund’s net profits, if any, over the high water mark (as defined below); provided that the Performance Fee shall be due only if (and, to the extent necessary, shall be reduced by an amount so that), after deducting such Performance Fee, the fund’s net profits as of end of the applicable quarter will at least equal the Preferred Return (defined below). For the purposes of calculating the Performance Fee, net profits will be determined by taking into account net realized gain or loss (including realized gain that has been distributed to shareholders during a fiscal quarter and net of fund expenses, including the Management Fee) and the net change in unrealized appreciation or depreciation of securities positions, as well as dividends, interest and other income. No Performance Fee will be payable for any fiscal quarter unless losses and depreciation from prior fiscal quarters (the “cumulative loss”) have been recovered by the fund, which is referred to as a “high water mark” calculation. The cumulative loss to be recovered before payment of Performance Fees will be reduced in the event of withdrawals by shareholders. The Advisor is under no obligation to repay any Performance Fees previously paid by the fund. Thus, the payment of Performance Fee for a fiscal quarter will not be reversed by the subsequent decline of the fund’s net asset value in any subsequent fiscal quarter.
The “Preferred Return” as of the end of the applicable fiscal quarter is an amount equal to (a) 1.25% (the “Preferred Return Rate”) multiplied by (b) the fund’s net asset value as of the beginning of the fiscal quarter, adjusted to reflect additions to the fund’s net asset value resulting from new Share purchases during the fiscal quarter and reductions to the fund resulting from withdrawals by, or distributions to, shareholders during the fiscal quarter
(the “Preferred Return Base”).
The Performance Fee is accrued monthly and taken into account for the purpose of determining the fund’s net asset value. Accordingly, the repurchase price received by a shareholder whose Shares are repurchased in a repurchase offer will be based on a valuation that will reflect a Performance Fee accrual if the fund has experienced positive performance through the date of repurchase. No adjustment to a repurchase price will be made after it has been determined. However, for shareholders whose Shares are not repurchased on an intra-quarter repurchase date, the Performance Fee accrual may subsequently be reversed prior to payment if the fund’s performance declines within the quarter. Performance Fees payable are determined as of, and are promptly paid after, the last day of each fiscal quarter.
The Performance Fee presents certain risks that are not present in funds without a Performance Fee. The aggregate amount of the Performance Fee and the Management Fee payable by the fund may be higher than those paid by most other registered investment companies.
The initial operating expenses for a new fund, including start-up costs, which may be significant, may be higher than the expenses of an established fund. The fund is expected to incur organizational and offering expenses of approximately $225,000 in connection with the initial offering of shares.
The fund will bear certain ongoing offering costs associated with the fund’s continuous offering of shares.
Pursuant to the Service Agreement, the Advisor is responsible for providing, at the expense of the fund, certain financial, accounting and administrative services such as legal services, tax, accounting, valuation, financial reporting and performance, compliance and service oversight. Pursuant to the
Service Agreement, the Advisor shall determine, subject to Board approval, the expenses to be reimbursed by the fund, including an overhead allocation. The payments under the Service Agreement are not intended to provide a profit to the Advisor. Instead, the Advisor provides the services under the Service Agreement because it also provides advisory services under the Investment Advisory Agreement. The reimbursement shall be paid monthly in arrears by the fund.
The following table illustrates the expenses and fees as a
percentage
of a net assets that the fund expects to incur in a typical twelve month period and that Investors can expect to bear directly or indirectly.

Annual Expenses (%)
Management Fee	0.55
Performance Fee 1	0.00
Other Expenses 2	0.65
Total Annual Operating Expenses	1.20

The Fund will pay the Advisor a performance fee if certain targets are met. The Fund may have gains that could result in the payment of a performance fee during certain periods. However, the performance fee is based on the Fund meeting certain targets and will not be paid unless the Fund achieves those targets. The performance fee is described below under “Management of the fund.”

Other expenses have been estimated based on the fund’s first year
of operations and include an estimated 0.27% for offering and organizational fees.
The purpose of the table above is to assist you in understanding the various costs and expenses
you will bear directly or indirectly as an Investor in the
fund. For a more complete description of the various fees and expenses of the fund, see “Management of the fund.”
Example
The following example illustrates the expenses that Investors would pay on a $1,000 investment, assuming (i) total annual expenses of 1.20% of net assets in years 1 through 10; (ii) a 5% annual return; and (iii) any distributions are reinvested at net asset value:

	1 Year	3 Years	5 Years	10 Years
Total Expenses	$12	$38	$66	$145
The above table and example and the assumption in the example of a 5% annual return are required by regulations of the SEC that are applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the fund’s shares.

The example should not be considered a representation of past or future expenses, and the fund’s actual expenses may be greater or less than those shown. Moreover, the fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.
Summary of principal terms

The following summary does not purport to be complete and is qualified in its entirety by the more detailed information appearing elsewhere in this
Memorandum. For a discussion of certain risks involved in an investment in the fund, please see the “Risk Factors” of this Memorandum.
The fund
Manulife GA Trust, a Delaware statutory trust.
Investment objective
The fund’s investment objective is to generate current income.
There can be no assurance that the fund will achieve its investment objective.
Investment advisor
The fund’s investment activities will be managed by the Advisor pursuant to the Investment Advisory Agreement. The Advisor is a registered investment advisor with the SEC under the Advisers Act.
The Advisor has claimed an exclusion from CPO registration pursuant to U.S. Commodity Futures Trading Commission (“CFTC”) Rule 4.5 with respect to the fund. To remain eligible for this exclusion, the fund must comply with certain limitations, including limits on trading in commodity interests, and restrictions on the manner in which the fund markets its commodity interests trading activities. These limitations may restrict the fund’s ability to pursue its investment strategy, increase the costs of implementing its strategy, increase its expenses and/or adversely affect its total return.
Board of Trustees
The Board has an oversight role with respect to the fund and will include Independent Trustees who will not be “interested persons” of the fund or of the
Advisor as defined in Section 2(a)(19) of the 1940 Act. The Board will initially consist of four members, three of whom will be Independent Trustees.
Offering
The fund may offer shares to Eligible Investors, from time to time, in one or more offerings. Shares will be issued at their net asset value.
Minimum investment
The fund does not employ a minimum investment amount, although it reserves the right to restrict, reject, or cancel any purchase. Shares may only be offered to Eligible Investors.
Leverage
The Advisor does not intend to cause the fund to borrow money or leverage its investments for the purpose of funding investments, other than in instances of short-term liquidity needs, and paying fund expenses. The fund may not borrow if, following such borrowing, the fund does not have a ratio of assets to all “senior securities” of at least 300%. The fund may obtain a credit facility from a lender on such terms as determined by the Board and the
Advisor. Any such borrowing may be on a secured or unsecured basis. To the extent necessary to repay timely any such borrowing, the fund would liquidate assets.
Distributions
The fund expects to declare and pay distributions at least semi-annually, subject to the Board’s discretion and applicable legal restrictions.
Investment management fee
The Management Fee is paid at an annual rate of 0.55% of average net assets. A Performance Fee of 10% of the fund’s net profits, if any, over the high water mark, as defined above, provided that the Performance Fee shall be due only if after deducting such Performance Fee the fund’s net profits as of the end of the applicable quarter will at least equal the Preferred Return, as defined above.
Transactional fees
Any fees received on a pro rata basis by the fund or the Advisor from investments or prospective investments once the interest rate associated with a prospective investment has been locked shall be paid to or retained by the fund net of any expense reimbursement payable to the Advisor, an affiliate or third parties for servicing of such investment.

Service Agreement
The Advisor will provide administrative services to the fund and furnish the fund with office facilities, equipment, and accounting, bookkeeping, clerical and record keeping services, including preparing the reports discussed in the “Summary of principal terms – Reports to shareholders” section of this
Memorandum. The Advisor may also perform such other administrative services for the fund that are mutually agreed upon from time to time.
The Advisor is responsible for providing, at the expense of the fund, certain financial, accounting and administrative services such as legal services, tax, accounting, valuation, financial reporting and performance, compliance and service oversight. Pursuant to the Service Agreement, the Advisor shall determine, subject to Board approval, the expenses to be reimbursed by the fund, including an overhead allocation. The payments under the Service
Agreement are not intended to provide a profit to the Advisor. Instead, the Advisor provides the services under the Service Agreement because it also provides advisory services under the Investment Advisory Agreement. The reimbursement shall be paid monthly in arrears.
Fund expenses
The fund bears all costs of its organization and operation, including but not limited to, as applicable, expenses of preparing, printing and mailing all shareholders’ reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance shares;
government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; brokerage, correspondent subservicing fees, and other expenses connected with the execution of securities transactions; fees and expenses of custodians including those for keeping books and accounts, maintaining a line of credit and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the fund (including an allocable portion of the cost of the
Advisor’s or an affiliate of the Advisor’s employees rendering such services to the fund); the compensation and expenses of officers and Trustees (other than persons serving as President or Trustee who are otherwise affiliated with the fund, the Advisor or any of their affiliates); expenses of Trustees’ and shareholders’ meetings; trade association memberships; insurance premiums; and any extraordinary expenses.
As compensation for its advisory services under the Investment Advisory Agreement, the Advisor receives a fee from the fund. See the “Fees and expenses” section above for additional information.
Co-investment
The fund relies on an exemptive order from the SEC that permits it to, among other things, co-invest with other funds managed by the Advisor or its affiliates, subject to certain terms and conditions.
Investor liquidity
Fund shares are not redeemable. However, the Board (subject to applicable legal requirements) may determine to conduct periodic share repurchases to allow shareholders to tender their shares at a price equal to current net asset value per share in effect as of each date of repurchase.
Redemptions and repurchases of shares by the fund
Shares are not redeemable at the option of the shareholder and a shareholder has no right to require the fund to redeem its shares. The fund may from time to time offer to repurchase shares pursuant to written tenders by shareholders. Repurchase offers will be made at such times and on such terms as may be determined by the Board, in its sole discretion. In determining whether the fund should offer to repurchase shares from shareholders, the Board will consider the recommendation of the Advisor. The Board will also consider the following factors, among others, in making this determination: (i)
whether any shareholders have requested that the fund repurchase their shares; (ii) the liquidity of the fund’s assets; (iii) the investment plans and working capital requirements of the fund; (iv) the relative economies of scale with respect to the size of the fund; (v) the history of the fund in repurchasing shares; and (vi) the economic condition of the securities markets.
If a repurchase offer is oversubscribed by shareholders who tender their shares for repurchase (in other words, if the amount of shares tendered exceeds the amount that the fund has offered to repurchase), the fund will repurchase only a pro rata portion of the shares tendered, unless the offer to repurchase shares in the fund is increased and extended.
Any fund repurchase of shares will be at the net asset value determined as of the valuation date, which is generally expected to be the last day of each calendar month.
Transfer of shares
A shareholder may not sell, assign, transfer or pledge any interest in the fund except as permitted by the fund’s declaration of trust (the “Fund
Agreement”) and with the prior written consent of the Board.
Reports to shareholders
The fund will provide to its shareholders unaudited semi-annual and audited annual reports, including a list of investments held. In addition, U.S. federal income tax information will be provided annually.

Other U.S. federal income tax considerations
The fund intends to qualify and elect to be treated as a RIC under Subchapter M of the Code, which generally will relieve the fund of any liability for federal income tax to the extent its income is timely distributed to its shareholders. In order to qualify for favorable tax treatment as a RIC, the fund must, among other things, satisfy diversification, 90% gross income and distribution requirements. The fund generally expects to satisfy the requirements to qualify and be eligible to be treated as a RIC. Nonetheless, there can be no assurance that the fund will so qualify and be eligible.
If the fund fails to qualify as a RIC or to satisfy the distribution requirement in any taxable year, it would be subject to tax on its taxable income at corporate rates, whether or not distributed to its Investors, and all distributions out of earnings and profits would be taxable to its Investors as ordinary income. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make distributions (which could be subject to interest charges) before requalifying as a RIC that is accorded special tax treatment.
Distributions from the fund generally will be taxable to
shareholders as ordinary income or net capital gains, whether or not such distributions are reinvested in shares. Dividends paid by the fund to
non-U.S. Investors will be subject to U.S. withholding tax, subject to exceptions for properly reported interest-related dividends, short-term capital gain dividends, and net capital gain distributions. The fund will inform shareholders of the amount and character of its distributions to shareholders.
Because
the fund intends to qualify as a RIC under Subchapter M of the Code, it is expected to provide tax reports to shareholders on Form 1099. See the
“Certain Tax Matters” section of this Memorandum.
Risk factors and potential conflicts of interest
An investment in the fund involves significant risks and potential conflicts of interest, some of which are described in more detail in the “Risk Factors”
and “Potential Conflicts of Interest” sections of this Memorandum.
Indemnification
None of the Advisor respective members, managers, trustees, partners, shareholders, officers, employees or agents (each, an “Indemnified Person”)
will be liable to the fund or the Investors for any act or omission of such person taken in good faith except for any such act or omission constituting gross negligence, fraud or willful misconduct, as finally determined by a court of competent jurisdiction (referred to herein as a “Breach of Standard of
Conduct”). To the extent permitted by Section 17(i) of the 1940 Act, the fund will indemnify, defend and hold harmless each Indemnified Person against all claims, damages, liabilities, costs and expenses, including legal fees, to which they may be or become subject by reason of their activities on behalf of the fund, or otherwise relating to the Fund Agreement, except to the extent that such claims, damages, liabilities, costs or expenses are determined to have resulted from such Indemnified Person’s Breach of Standard of Conduct. To the extent permitted by Section 17(i) of the 1940 Act, the fund will advance expenses incurred by an Indemnified Person under certain conditions.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
Ernst & Young LLP, who has offices at 200 Clarendon Street, Boston, MA 02116, will serve as the independent registered public accounting firm for the fund to audit the fund’s annual financial statements.
Custodian
State Street Bank and Trust Company, located at One Congress Street, Suite 1, Boston, Massachusetts 02114, as the fund’s custodian, will hold the fund’s assets as required by the 1940 Act, calculating the fund’s net asset value.
Transfer agent
State Street Bank and Trust Company, located at One Congress Street, Suite 1, Boston, Massachusetts 02114, will serve as transfer agent for the shares of the fund.
Placement agent
The fund does not have a principal underwriter. The fund has entered into a Placement Agency Agreement with John Hancock Investment Management
Distributors LLC (the “Placement Agent”), an affiliate of the Advisor, to offer to sell shares of the funds. John Hancock Investment Management LLC, an affiliate of the Advisor, will pay the Placement Agent a fee of $100 as compensation for the services rendered to the fund, plus any expenses of the
Placement Agent related to the maintenance of registered representative licenses.
Risk factors

Investments in the fund involve a high degree of risk. There can be no assurance that the fund’s investment objectives will be achieved, or that a shareholder will receive a return of its capital. In addition, there will be occasions when the Advisor and its affiliates may encounter potential conflicts of interest in connection with the fund. The following considerations should be carefully evaluated before making an investment in the fund’s shares. If any of those risks actually occurs, the fund’s business, financial condition and results of operations could be materially and adversely affected, and you may lose all or part of your investment.

Risks associated with the fund’s investments
Senior loans risk
The fund may be subject to greater levels of credit risk, call (or “prepayment”) risk, settlement risk and liquidity risk than funds that do not invest in senior loans. Senior loans typically represent debt obligations of sub-investment grade corporate borrowers, similar to high yield bonds; however, senior loans are different from traditional high yield bonds in that they are typically senior to other obligations of the borrower and generally secured by the assets of the borrower. “Senior loans” may include second lien loans. While second lien loans are by nature subordinate to a primary lien, they are prioritized, and therefore senior, to junior and unsecured debt, such as structured notes and corporate bonds. Senior loans are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or individual corporate developments could adversely affect the market for these instruments and reduce the fund’s ability to sell these instruments at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate and a senior loan may lose significant value before a default occurs. In addition, the senior loans in which the fund invests may not be listed on any exchange and a secondary market for such loans may be comparatively less liquid relative to markets for other more liquid fixed income securities. Consequently, transactions in senior loans may involve greater costs than transactions in more actively traded securities.
Restrictions on transfers in loan agreements, a lack of publicly-available information, irregular or no trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make senior loans difficult to value accurately or sell at an advantageous time or price than other types of securities or instruments. These factors may result in the fund being unable to realize full value for the senior loans and/or may result in the fund not receiving the proceeds from a sale of a senior loan for an extended period after such sale, each of which could result in losses to the fund.
Senior loans may have extended trade settlement periods which may result in cash not being immediately available to the fund. If an issuer of a senior loan prepays or redeems the loan prior to maturity, the fund may have to reinvest the proceeds in other senior loans or similar instruments that may pay lower interest rates. Senior loans in which the fund invests may or may not be collateralized, although the loans may not be fully collateralized and the collateral may be unavailable or insufficient to meet the obligations of the borrower. The fund may have limited rights to exercise remedies against such collateral or a borrower, and loan agreements may impose certain procedures that delay receipt of the proceeds of collateral or require the fund to act collectively with other creditors to exercise its rights with respect to a senior loan. Because of the risks involved in investing in senior loans, an investment in the fund should be considered speculative. Junior loans, which are secured, and unsecured subordinated loans, second lien loans and subordinate bridge loans, involve a higher degree of overall risk than senior loans of the same borrower due to the junior loan’s lower place in the borrower’s capital structure and, in some cases, their unsecured status.
Loans and other indebtedness; loan participations and assignments risk
Loan interests may take the form of (i) direct interests acquired during a primary distribution or (ii) assignments of, novations of or participations in all or a portion of a loan acquired in secondary markets. In addition to credit risk and interest rate risk, the fund’s exposure to loan interests may be subject to additional risks. For example, purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. Loans are subject to the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the values of the loan. If the fund does not receive scheduled interest or principal payments on such indebtedness, the fund’s share price and yield could be adversely affected. Loans that are fully secured offer the fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and the fund could become part owner of any collateral if a loan is foreclosed, subjecting the fund to costs associated with owning and disposing of the collateral.
Investments in loans through a purchase of a loan or a direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to the fund. For example, if a loan is foreclosed, the fund could become owner, in whole or in part, of any collateral, which could include, among other assets, real estate or other real or personal property, and would bear the costs and liabilities associated with owning and holding or disposing of the collateral. While the purchaser of an assignment typically succeeds to all the rights and obligations of the assigning lender, assignments may be arranged through private negotiations and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.
In connection with purchasing loan participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the loan participation. As a result, the fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Certain loan participations may be structured in a manner designed to prevent purchasers of participations from being subject to the credit risk of the lender with respect to the participation, but even under such a structure, in the event of the lender’s insolvency, the lender's servicing of the participation may be delayed and the assignability of the participation impaired.
The fund may have difficulty disposing of loans and loan participations because to do so it will have to assign or sell such securities to a third party.
Because there is no liquid market for many such securities, the fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the fund’s ability to dispose of particular loans and loan participations when that would be desirable, including in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for loans and loan participations also may make it more difficult for the fund to assign a value to these securities for purposes of valuing the fund’s portfolio.
To the extent the fund acquires loans, including bank loans, the fund may be subject to greater levels of credit risk, call (or “prepayment”) risk, settlement risk and liquidity risk than funds that do not invest in such securities. These instruments are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments and may be more volatile than other types of securities. The fund may also be subject to greater levels of liquidity risk than funds that do not invest in loans. In addition, the loans in which the fund invests may not be listed on any exchange and a secondary market for such loans may be comparatively illiquid relative to markets for other more liquid fixed income securities.
Consequently, transactions in loans may involve greater costs than transactions in more actively traded securities. In connection with certain loan transactions, transaction costs that are borne by the fund may include the expenses of third parties that are retained to assist with reviewing and conducting diligence, negotiating, structuring and servicing a loan transaction, and/or providing other services in connection therewith. Furthermore, the fund may incur such costs in connection with loan transactions that are pursued by the fund but not ultimately consummated (so-called “broken deal costs”).
Restrictions on transfers in loan agreements, a lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make loans more difficult to sell at an advantageous time or price than other types of securities or instruments.
These factors may result in the fund being unable to realize full value for the loans and/or may result in the fund not receiving the proceeds from a sale of a loan for an extended period after such sale, each of which could result in losses to the fund. Some loans may have extended trade settlement periods, including settlement periods of greater than 7 days, which may result in cash not being immediately available to the fund. If an issuer of a loan prepays or redeems the loan prior to maturity, the fund may have to reinvest the proceeds in other loans or similar instruments that may pay lower interest rates. Because of the risks involved in investing in loans, an investment in the fund should be considered speculative.
The fund’s investments in subordinated and unsecured loans generally are subject to similar risks as those associated with investments in secured loans. Subordinated or unsecured loans are lower in priority of payment to secured loans and are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral.
Loans may not be considered “securities,” and purchasers, such as the fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. Because there is limited public information available regarding loan investments, the fund is particularly dependent on the analytical abilities of the fund’s portfolio managers. These issues may be particularly pronounced with respect to loans made to individuals.
Economic exposure to loan interests through the use of derivative transactions may involve greater risks than if the fund had invested in the loan interest directly during a primary distribution, through direct originations, or through assignments of, novations of or participations in a loan acquired in secondary markets since, in addition to the risks described above, certain derivative transactions may be subject to leverage risk and greater illiquidity risk, counterparty risk, valuation risk and other risks.
Subordinated liens on collateral risk
Certain debt investments that the fund may make will be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the fund’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the fund under the agreements governing the debt. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before the fund is so entitled. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the debt obligations secured by the second priority liens, then, to the extent not repaid from the proceeds of the sale of the collateral, the fund will only have an unsecured claim against the company's remaining assets, if any.
The rights the fund may have with respect to the collateral securing the debt investments it makes with senior debt outstanding may also be limited pursuant to the terms of one or more inter-creditor agreements that the fund enters into with the holders of senior debt. Under such an inter-creditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. The fund may not have the ability to control or direct such actions, even if its rights are adversely affected.

Illiquid and restricted securities risk
Certain securities are considered illiquid or restricted due to a limited trading market, legal or contractual restrictions on resale or transfer, or are otherwise illiquid because they cannot be sold or disposed of in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Securities that have limitations on their resale are referred to as “restricted securities.” Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Market quotations for such securities may be volatile and/or subject to large spreads between bid and ask price. Illiquidity may have an adverse impact on market price and the fund’s ability to sell particular securities when necessary to meet the fund’s liquidity needs or in response to a specific economic event. The fund may incur additional expense when disposing of illiquid or restricted securities, including all or a portion of the cost to register the securities.
Delayed funding loans and revolving credit facilities
The fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a bank or other lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the fund to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.
Variable and floating rate instruments risk
The fund may invest in floating rate debt instruments, including senior loans. Variable and floating rate instruments are instruments that pay interest at rates that adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or calendar quarter). In addition to senior loans, variable and floating rate instruments may include, without limitation, instruments such as catastrophe and other event-linked bonds, bank capital securities, unsecured bank loans, corporate bonds, money market instruments and certain types of mortgage-related and other asset-backed securities. Due to their variable or floating rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable or floating rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a variable or floating rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality.
Changing distribution levels and return of capital risk
There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial tax return of capital. A return of capital is the return of all or a portion of a shareholder’s investment in the fund.
Fixed-income securities risk
Fixed-income securities are generally subject to two principal types of risk, as well as other risks described below: (1) interest-rate risk and (2) credit quality risk.
Interest-rate risk.

Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk. Duration is a measure of the price sensitivity of a debt security, or a fund that invests in a portfolio of debt securities, to changes in interest rates, whereas the maturity of a security measures the time until final payment is due. Duration measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security.
In response to certain economic conditions, including periods of high inflation, governmental authorities and regulators may respond with significant fiscal and monetary policy changes such as raising interest rates. The fund may be subject to heightened interest rate risk when the Federal Reserve
Board (Fed) raises interest rates. Recent and potential future changes in government monetary policy may affect interest rates. It is difficult to accurately predict the timing, frequency or magnitude of potential interest rate increases or decreases by the Fed and the evaluation of macro-economic and other conditions that could cause a change in approach in the future. If the Fed and other central banks increase the federal funds rate and equivalent rates, such increases generally will cause market interest rates to rise and could cause the value of a fund’s investments, and the fund’s net asset value (NAV), to decline, potentially suddenly and significantly. As a result, the fund may experience high redemptions and, as a result, increased portfolio turnover, which could increase the costs that the fund incurs and may negatively impact the fund’s performance.
Additionally, the value of inflation-indexed securities is subject to the effects of changes in market interest rates caused by factors other than inflation (“real interest rates”). If interest rates rise due to reasons other than inflation, the fund’s investment in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure. Generally, when real interest rates rise, the value of inflation-indexed securities will fall and the fund’s value may decline as a result of this exposure to these securities.
In certain market conditions, governmental authorities and regulators may considerably lower interest rates, which, in some cases could result in negative interest rates. These actions, including their reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets and reduce market liquidity. To the extent the fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the fund would generate a negative return on that investment. Similarly, negative rates on investments by money market funds and similar cash management products could lead to losses on investments, including on investments of the fund’s uninvested cash.
Credit quality risk.

Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. An issuer’s credit quality could deteriorate as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Funds that may invest in lower-rated fixed-income securities, commonly referred to as junk securities, are riskier than funds that may invest in higher-rated fixed-income securities.
Prepayment of principal risk.

Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the borrower more quickly than originally anticipated and the fund may have to invest the proceeds in securities with lower yields. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.
Liquidity risk
The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds that invest in securities of emerging markets and related derivatives that are not widely traded, and that may be subject to purchase and sale restrictions.
The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market’s growth. As a result, dealer inventories of corporate bonds, which indicate the ability to “make markets,” i.e., buy or sell a security at the quoted bid and ask price, respectively, are at or near historic lows relative to market size. Because market makers provide stability to fixed-income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress.
Lower-rated and high-yield fixed-income securities risk
Lower-rated fixed-income securities are defined as securities rated below investment grade (such as Ba and below by Moody’s Investors Service, Inc.
and BB and below by S&P Global Ratings and Fitch Ratings, as applicable) (also called junk bonds). The general risks of investing in these securities are as follows:
Risk to principal and income.

Investing in lower-rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher-rated securities, there is a greater risk that principal and interest payments will not be made.
Issuers of these securities may even go into default or become bankrupt.
Price volatility.

The price of lower-rated fixed-income securities may be more volatile than securities in the higher-rated categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher-rated fixed-income securities by the market’s perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or increases in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.
Liquidity.

The market for lower-rated fixed-income securities may have more limited trading than the market for investment-grade fixed-income securities. Therefore, it may be more difficult to sell these securities, and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.
Dependence on manager’s own credit analysis.

While a manager may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower-rated fixed-income securities is more dependent on the manager’s evaluation than the assessment of the credit risk of higher-rated securities.
Credit and counterparty risk
This is the risk that the issuer or guarantor of a fixed-income security or a borrower of a fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. A fund that invests in fixed-income securities is subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund’s share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their subdivisions or instrumentalities. When a fixed-income security is not rated, a manager may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.

Funds that invest in below-investment-grade securities, also called junk bonds (e.g., fixed-income securities rated Ba or lower by Moody’s Investors
Service, Inc. or BB or lower by S&P Global Ratings or Fitch Ratings, as applicable, at the time of investment, or determined by a manager to be of comparable quality to securities so rated) are subject to increased credit risk. The sovereign debt of many foreign governments, including their subdivisions and instrumentalities, falls into this category. Below-investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers’ continuing ability to meet principal and interest payments is considered speculative, they are more susceptible to real or perceived adverse economic and competitive industry conditions, and they may be less liquid than higher-rated securities.
Inflation/Deflation risk
Inflation risk is the risk that the value of assets or income from the fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the credit of an investment and may make default more likely, which may result in a decline in the value of the fund’s portfolio.
Senior debt risk
Because it may invest in below-investment grade senior debt, the fund may be subject to greater levels of credit risk than funds that do not invest in such debt. The fund may also be subject to greater levels of liquidity risk than funds that do not invest in senior debt. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may, in certain instances, make senior debt more difficult to sell at an advantageous time or price than other types of securities or instruments. Additionally, if the issuer of senior debt prepays, the fund will have to consider reinvesting the proceeds in other senior debt or similar instruments that may pay lower interest rates.
Valuation risk
Investments are valued (at least) at the end of each calendar month. Assets that are not publicly traded or whose market prices are not readily available are valued at fair value. The Board has designated the Advisor as the valuation designee to perform fair value functions for the fund in accordance with the Advisor’s valuation policies and procedures. In accordance with these policies and procedures, the Advisor values the fund’s investments at fair value as determined in good faith when market quotations are not readily available or are deemed to be unreliable. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset. In connection with that determination, recommended portfolio valuations will be prepared in accordance with the Advisor’s valuation policy using valuations obtained from independent valuation firms and/or proprietary models depending on the availability of information on the fund’s assets and on the type of asset being valued. The Advisor, as valuation designee, is subject to Board oversight and reports to the Board information regarding the fair valuation process and related material matters.
Because fair values, and particularly fair values of private securities and private companies, are inherently uncertain, they may fluctuate over short periods of time and are often based to a large extent on estimates, comparisons and qualitative evaluations of private information. The Advisor’s determinations of fair value may differ materially from the values that would have been determined if a ready market for these securities existed. This could make it more difficult for Investors to value accurately the fund’s portfolio investments and could lead to undervaluation or overvaluation of the fund’s interests. In addition, the valuation of these types of securities may result in substantial write-downs and earnings volatility.
Net asset value as of a particular date may be materially greater than or less than the value that would be realized if assets were to be liquidated as of such date. For example, if the fund were required to sell a certain asset or all or a substantial portion of its assets on a particular date, the actual price that the fund would realize upon the disposition of such asset or assets could be materially less than the value of such asset or assets as reflected in the fund’s net asset value. Volatile market conditions could also cause reduced liquidity in the market for certain assets, which could result in liquidation values that are materially less than the values of such assets as reflected in net asset value.
Equity securities risk
Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. An issuer’s financial condition could decline as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, irregular and/or unexpected trading activity among retail investors, or other factors. Changes in the financial condition of a single issuer can impact the market as a whole.
Even a fund that invests in high-quality, or blue chip, equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.

The fund generally does not attempt to time the market. Because of its exposure to equities, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.
Growth investment style risk.

Certain equity securities (generally referred to as growth securities) are purchased primarily because a manager believes that these securities will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other securities. Growth securities are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stock prices typically fall.
Value investment style risk.

Certain equity securities (generally referred to as value securities) are purchased primarily because they are selling at prices below what the manager believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The fund bears the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the manager to be underpriced or that the market may never come to recognize their fundamental value. A value security may not increase in price, as anticipated by the manager investing in such securities, if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. The fund’s strategy of investing in value securities also carries the risk that in certain markets, value securities will underperform growth securities. In addition, securities issued by U.S. entities with substantial foreign operations may involve risks relating to economic, political or regulatory conditions in foreign countries.
Economic and market events risk
Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other similar events; bank failures; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; dramatic changes in energy prices and currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Financial institutions could suffer losses as interest rates rise or economic conditions deteriorate.
In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide.
Actions taken by the U.S. Federal Reserve (Fed) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.
In response to certain economic conditions, including periods of high inflation, governmental authorities and regulators may respond with significant fiscal and monetary policy changes such as raising interest rates. The fund may be subject to heightened interest rate risk when the Federal Reserve
Board (Fed) raises interest rates. Recent and potential future changes in government monetary policy may affect interest rates. It is difficult to accurately predict the timing, frequency or magnitude of potential interest rate increases or decreases by the Fed and the evaluation of macro-economic and other conditions that could cause a change in approach in the future. If the Fed and other central banks increase the federal funds rate and equivalent rates, such increases generally will cause market interest rates to rise and could cause the value of a fund’s investments, and the fund’s net asset value (NAV), to decline, potentially suddenly and significantly.
In addition, if the Fed increases the target Fed funds rate, any such rate increases, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. These events and the possible resulting market volatility may have an adverse effect on the fund.
Political turmoil within the United States and abroad may also impact the fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The imposition by the U.S. of import tariffs on goods from foreign countries and reciprocal tariffs levied on U.S. goods may lead to price volatility and instability in U.S. and global investment markets. Among other effects, tariffs may increase the cost of production for certain goods or reduce demand for products, which could affect the performance of the fund’s investments. It is not known whether, or to what extent, any tariff or other trade protections may affect the fund or its investments.

Uncertainties surrounding the sovereign debt of a number of European Union (EU) countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU, as the United Kingdom (UK) did in January of
2020 (commonly referred to as “Brexit”), or the EU dissolves, the global securities markets likely will be significantly disrupted.
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance. For example, the coronavirus (COVID-19) pandemic resulted and may continue to result in significant disruptions to global business activity and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.
Political and military events, including in Ukraine, North Korea, Russia, Venezuela, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions.
As a result of continued political tensions and armed conflicts, including the Russian invasion of Ukraine commencing in February of 2022, the extent and ultimate result of which are unknown at this time, the United States and the EU, along with the regulatory bodies of a number of countries, have imposed economic sanctions on certain Russian corporate entities and individuals, and certain sectors of Russia’s economy, which may result in, among other things, the continued devaluation of Russian currency, a downgrade in the country’s credit rating, and/or a decline in the value and liquidity of
Russian securities, property or interests. These sanctions could also result in the immediate freeze of Russian securities and/or funds invested in prohibited assets, impairing the ability of a fund to buy, sell, receive or deliver those securities and/or assets. These sanctions or the threat of additional sanctions could also result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. The United States and other nations or international organizations may also impose additional economic sanctions or take other actions that may adversely affect Russia-exposed issuers and companies in various sectors of the Russian economy. Any or all of these potential results could lead
Russia’s economy into a recession. Economic sanctions and other actions against Russian institutions, companies, and individuals resulting from the ongoing conflict may also have a substantial negative impact on other economies and securities markets both regionally and globally, as well as on companies with operations in the conflict region, the extent to which is unknown at this time. The United States and the EU have also imposed similar sanctions on Belarus for its support of Russia’s invasion of Ukraine. Additional sanctions may be imposed on Belarus and other countries that support
Russia. Any such sanctions could present substantially similar risks as those resulting from the sanctions imposed on Russia, including substantial negative impacts on the regional and global economies and securities markets.
In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse. Further, there is a risk that the present value of assets or income from investments will be less in the future, known as inflation. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and a fund’s investments may be affected, which may reduce a fund’s performance. Further, inflation may lead to the rise in interest rates, which may negatively affect the value of debt instruments held by the fund, resulting in a negative impact on a fund’s performance. Generally, securities issued in emerging markets are subject to a greater risk of inflationary or deflationary forces, and more developed markets are better able to use monetary policy to normalize markets.
Investment Companies
The fund may invest in shares of other investment companies, including both open- and closed-end investment companies (including single country funds, ETFs, and BDCs). When making such an investment, the fund will be indirectly exposed to all the risks of such investment companies. In general, the investing funds will bear a pro rata portion of the other investment company’s fees and expenses, which will reduce the total return in the investing funds. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange and may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities when traded OTC or at discounts to their NAVs. Others are continuously offered at NAV, but also may be traded in the secondary market.
In addition, the fund may invest in private investment funds, vehicles, or structures.
Exchange-Traded Funds.

The fund may invest in ETFs, which are a type of security bought and sold on a securities exchange. The fund could purchase shares of an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning shares of an ETF include the risks of directly owning the underlying securities and other instruments the ETF holds. A lack of liquidity in an ETF (e.g., absence of an active trading market) could result in the
ETF being more volatile than its underlying securities. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in the ETF’s shares trading at a significant premium or discount to its NAV. An ETF has its own fees and expenses, which are indirectly borne by the fund. The fund may also incur brokerage and other related costs when it purchases and sells ETFs. Also, in the case of passively-managed
ETFs, there is a risk that an ETF may fail to closely track the index or market segment that it is designed to track due to delays in the ETF’s implementation of changes to the composition of the index or other factors.

Business Development Companies.

A BDC is a less-common type of closed-end investment company that more closely resembles an operating company than a typical investment company. BDCs typically invest in and lend to small- and medium-sized private and certain public companies that may not have access to public equity markets to raise capital. BDCs invest in such diverse industries as health care, chemical and manufacturing, technology and service companies. BDCs generally invest in less mature private companies, which involve greater risk than well-established, publicly traded companies. BDCs are unique in that at least 70% of their investments must be made in private and certain public U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision. With investments in debt instruments issued by such portfolio companies, there is a
risk
that the issuer may default on its payments or declare bankruptcy.
Risks related to the fund’s business and structure
Non-diversified risk
Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. If a fund is not diversified within the meaning of the Investment Company Act of 1940, as amended, that means it is allowed to invest a large portion of assets in any one issuer or a small number of issuers, which may result in greater susceptibility to associated risks. As a result, credit, market, and other risks associated with a non-diversified fund’s investment strategies or techniques may be more pronounced than for funds that are diversified.
Price declines in the corporate leveraged loan market
Conditions in the medium- and large-sized U.S. corporate debt market may experience disruption or deterioration in the future, which may cause pricing levels to decline or be volatile. As a result, the fund’s net asset value could decline through an increase in unrealized depreciation and incurrence of realized losses in connection with the sale of investments, which could have a material adverse impact on the fund’s business, financial condition and results of operations.
Competition for investments
A large number of entities, including private equity funds, commercial financing companies, registered investment companies, business development companies, and insurance companies, will compete with the fund to make the types of investments that it intends to target as a focus of its business strategy. Certain of these competitors may be substantially larger, have considerably greater financial, technical and marketing resources than the fund will have and offer a wider array of financial services. For example, some competitors may have a lower cost of funds or access to funding sources that are not available to the fund. The fund may lose investment opportunities if it does not match its competitors’ pricing, terms and structure. There may be intense competition for financings or investments of the type the fund intends to make, and such competition may result in less favorable financing or investment terms than might otherwise exist. Furthermore, many of the fund’s competitors are not subject to the regulatory restrictions that the 1940
Act imposes on registered investment companies or the source of income, asset diversification and distribution requirements that funds must satisfy to maintain RIC status. There can be no assurance that there will be a sufficient number of attractive potential investments available to the fund to achieve target returns. In addition, some of the fund’s competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships. The competitive pressures the fund faces may have a material adverse effect on business, financial condition, results of operations and cash flows.
Broad authority for board action
The Board has the authority to modify or waive certain operating policies and strategies without prior notice (except as required by the 1940 Act) and without shareholder approval. The fund cannot predict the effect any changes to current operating policies and strategies would have on business, operating results and value of shares. Nevertheless, the effects may adversely affect business and impact the ability to make distributions.
Changes in law or regulation
Changes in the state and U.S. federal laws applicable to the fund, including changes to state and U.S. federal tax laws, or applicable to the Advisor and other securities in which the fund may invest, may negatively affect the fund’s returns. The fund may need to modify its investment strategy in the future in order to satisfy new regulatory requirements or to compete in a changed business environment.
Regulatory limitations on the use of futures and related options, interest rate floors, caps and collars and interest rate and currency swap contracts
The CFTC has adopted regulations that subject registered investment companies and/or their investment advisors to regulation by the CFTC if the registered investment company invests more than a prescribed level of its NAV in commodity futures, options on commodities or commodity futures, swaps, or other financial instruments regulated under the Commodity Exchange Act (“CEA”) (“commodity interests”), or if the registered investment company markets itself as providing investment exposure to such commodity interests.
The Advisor has claimed an exclusion from CPO registration pursuant to CFTC Rule 4.5 with respect to the fund. To remain eligible for this exclusion, the fund must comply with certain limitations, including limits on trading in commodity interests, and restrictions on the manner in which the fund markets its commodity interests trading activities. These limitations may restrict the fund’s ability to pursue its investment strategy, increase the costs of implementing its strategy, increase its expenses and/or adversely affect its total return.
Legislative or other actions relating to taxes could have a negative effect
Legislative or other actions relating to taxes could have a negative effect on the fund. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department. Recently enacted tax reform legislation makes many changes to the Internal Revenue Code, including, among other things, significant changes to the taxation of business entities, the deductibility of interest expense, and the tax treatment of capital investment. The fund cannot predict with certainty how these or any other changes in the tax laws might affect the fund, investors, or the fund’s portfolio investments. Any additional new legislation and any U.S. Treasury regulations, administrative interpretations or court decisions interpreting the recent tax reform legislation or any other new legislation could significantly and negatively affect the fund’s ability to qualify for tax treatment as a RIC or the U.S. federal income tax consequences to the fund and its investors of any such qualification, or could have other adverse consequences. Investors are urged to consult with their tax advisor regarding tax legislative, regulatory, or administrative developments and proposals and their potential effect on an investment in the fund’s securities.
Reliance on personnel
The fund’s success depends upon the diligence, skill and network of business contacts of the Advisor investment professionals. They will evaluate, negotiate, structure, close and monitor the fund’s investments in accordance with the terms of the Investment Advisory Agreement. There can be no assurance that the Advisor personnel will continue to be associated with the Advisor throughout the life of the fund. Advisor personnel, and any investment professionals that the Advisor may subsequently retain, will identify, evaluate, negotiate, structure, close, monitor and manage the fund’s investments. The fund’s future success will depend to a significant extent on the continued service and coordination of Advisor personnel. If the Advisor does not maintain its existing relationships with sources of investment opportunities and does not develop new relationships with other sources of investment opportunities, the Advisor may not be able to grow the fund’s investment portfolio. In addition, individuals with whom Advisor personnel have relationships are not obligated to provide the fund with investment opportunities. Therefore, the fund and the Advisor can offer no assurance that such relationships will generate investment opportunities for the fund.
The fund’s ability to achieve its investment objective will also depend on the Advisor’s ability to manage the fund and to grow its investments and earnings. This will depend, in turn, on the Advisor’s ability to identify, invest in and monitor portfolio companies that meet the fund’s investment criteria.
The achievement of the fund’s investment objective will depend upon the Advisor’s execution of the fund’s investment process, its ability to provide competent, attentive and efficient services, and, to a lesser extent, the fund’s access to financing on acceptable terms. The Advisor’s team of investment professionals will have substantial responsibilities in connection with the management of other investment funds, accounts and investment vehicles.
The personnel of the Advisor may be called upon to provide managerial assistance to portfolio companies. These activities may distract them from servicing new investment opportunities for the fund, or slow the fund’s rate of investment. Any failure to manage the fund’s business and future growth effectively could have a material adverse effect on business, financial condition, results of operations and cash flows.
Resignation of the investment advisor
Generally, the Advisor has the right, under the Investment Advisory Agreement, to resign at any time upon not less than 60 days’ written notice, regardless of whether the fund has found a replacement. If the Advisor resigns, the fund may not be able to find a new investment advisor or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 or 120 days, as applicable, or at all. If the fund is unable to do so quickly, operations are likely to experience a disruption, and the fund’s financial condition, business and results of operations as well as its ability to pay distributions are likely to be adversely affected, and the value of its shares may decline.
No assurance of cash distributions
Subject to the Board’s discretion and applicable legal restrictions, the fund expects to declare and pay distributions at least semi-annually. The fund expects to pay these distributions out of assets legally available for distribution. However, there are no assurances that the fund will achieve investment results that will allow it to make a targeted level of cash distributions or year-to-year increases in cash distributions. All distributions that are made will be at the discretion of the Board and will depend on the fund’s earnings, financial condition, maintenance of RIC status and other factors as the Board may deem to be relevant. The fund’s ability to pay distributions might be adversely affected by the impact of the risks described herein. There can be no assurances that the fund will pay distributions to shareholders in the future.
In certain cases, the fund may recognize income before or without receiving the accompanying cash. Depending on the amount of noncash income, this could result in difficulty satisfying the annual distribution requirement applicable to RICs. Accordingly, the fund may have to sell some investments at times the fund would not consider advantageous, raise additional debt or equity capital or reduce new investments to meet these distribution requirements.
Limited liquidity
There is currently no public market for the fund’s shares, and a market for the fund’s shares will never develop. The fund’s shares are not registered under the 1933 Act, or any state securities law and are restricted as to transfer by law and the terms of the charter. Shareholders generally may not sell,

assign or transfer shares without prior written consent of the Advisor, which the Advisor may grant or withhold in its sole discretion. Except in limited circumstances for legal or regulatory purposes, shareholders are not entitled to redeem their shares. Shareholders must be prepared to bear the economic risk of an investment in the fund’s shares for an indefinite period of time.
Preferred stock could be issued
Under the terms of the Fund Agreement, the Board is authorized, to the fullest extent permitted by the 1940 Act, to authorize the fund to issue shares of preferred stock in one or more classes or series without shareholder approval. The Board, subject to the terms of any class or series of stock outstanding at the time, is required to set the preferences, conversion, and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class or series, including preferred stock with terms that might adversely affect the interest of existing shareholders.
Natural disasters, adverse weather conditions, and climate change
Certain areas of the world may be exposed to adverse weather conditions, such as major natural disasters and other extreme weather events, including hurricanes, earthquakes, typhoons, floods, tidal waves, tsunamis, volcanic eruptions, wildfires, droughts, windstorms, coastal storm surges, heat waves, and rising sea levels, among others. Some countries and regions may not have the infrastructure or resources to respond to natural disasters, making them more economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on the fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions also may have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.
Climate change, which is the result of a change in global or regional climate patterns, may increase the frequency and intensity of such adverse weather conditions, resulting in increased economic impact, and may pose long-term risks to a fund’s investments. The future impact of climate change is difficult to predict but may include changes in demand for certain goods and services, supply chain disruption, changes in production costs, increased legislation, regulation, international accords and compliance-related costs, changes in property and security values, availability of natural resources and displacement of peoples.
Legal, technological, political and scientific developments regarding climate change may create new opportunities or risks for issuers in which the fund invests. These developments may create demand for new products or services, including, but not limited to, increased demand for goods that result in lower emissions, increased demand for generation and transmission of energy from alternative energy sources and increased competition to develop innovative new products and technologies. These developments may also decrease demand for existing products or services, including, but not limited to, decreased demand for goods that produce significant greenhouse gas emissions and decreased demand for services related to carbon based energy sources, such as drilling services or equipment maintenance services.
Operational and cybersecurity risk
With the increased use of technologies, such as mobile devices and “cloud”-based service offerings and the dependence on the internet and computer systems to perform necessary business functions, the fund’s service providers are susceptible to operational and information or cybersecurity risks that could result in losses to the fund and its shareholders. Intentional cybersecurity breaches include unauthorized access to systems, networks, or devices
(such as through “hacking” activity or “phishing”); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cyber-attacks can also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the service providers’ systems or websites rendering them unavailable to intended users or via “ransomware” that renders the systems inoperable until appropriate actions are taken. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).
A cybersecurity breach could result in the loss or theft of customer data or funds, loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a fund, the advisor, a manager, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, litigation costs or financial loss. In addition, such incidents could affect issuers in which a fund invests, and thereby cause the fund’s investments to lose value.
Cyber-events have the potential to materially affect the fund and the advisor’s relationships with accounts, shareholders, clients, customers, employees, products, and service providers. The fund has established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. There is no guarantee that the fund will be able to prevent or mitigate the impact of any or all cyber-events.
The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or system failures.
In addition, other disruptive events, including (but not limited to) natural disasters and public health crises may adversely affect the fund’s ability to conduct business, in particular if the fund’s employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. Even if the fund’s employees and the employees of its service providers are able to work remotely, those remote work arrangements could result in the fund’s business operations being less efficient than under normal circumstances, could lead to delays in its processing of transactions, and could increase the risk of cyber-events.
Risks related to RICs
The fund will be subject to
corporate
-level U.S. federal income
tax
if it is unable to qualify as a RIC
Although the fund intends to qualify and elect to be treated as a RIC as soon as practicable, no assurance can be given that it will be able to qualify for and maintain qualification as a RIC. To obtain and maintain qualification as a RIC, the fund must meet the following source-of-income, asset diversification, and distribution requirements.
The income source requirement will be satisfied if the fund obtains at least 90% of gross income for each year from dividends, interest, foreign currency, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or similar sources.
The asset diversification requirement will be satisfied if the fund meets certain asset diversification requirements at the end of each quarter of its taxable year. Failure to meet those requirements may result in the fund having to dispose of certain investments quickly in order to prevent the loss of its qualification as a RIC. Because most of its investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses. The fund may have difficulty satisfying the diversification requirement during its ramp-up phase until it has a portfolio of investments.
The annual distribution requirement will be satisfied if the fund distributes to shareholders on an annual basis at least 90% of net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses and 90% of its net exempt interest income, if any. Because the fund may use debt financing, it is subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict the fund from making distributions necessary to satisfy the distribution requirement. If the fund is unable to obtain cash from other sources, it could fail to qualify as a RIC.
If the fund fails to qualify as a RIC for any reason and therefore becomes subject to corporate income tax, the resulting corporate taxes could substantially reduce its net assets, the amount of income available for distribution and the amount of distributions.
The fund may have difficulty paying its required distributions if it recognizes income before or without receiving cash representing such income
For U.S. federal income tax purposes, the fund will include in its taxable income certain amounts that it has not yet received in cash, such as original issue discount, which may arise if it receives warrants in connection with the origination of a loan or possibly in other circumstances, or contractual
“payment-in-kind,” or PIK, interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount or increases in loan balances as a result of contractual PIK arrangements will be included in the fund’s taxable income before it receives any corresponding cash payments. The fund also may be required to include in taxable income certain other amounts that it will not receive in cash.
Since, in certain cases, it may recognize taxable income before or without receiving corresponding cash payments, it may have difficulty meeting the annual distribution requirement necessary to maintain its qualification as a RIC. Accordingly, to satisfy RIC distribution requirements, it may have to sell some investments at times or at prices it would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities. If the fund is not able to obtain cash from other sources, it may fail to qualify for tax treatment as a RIC and thus become subject to corporate-level U.S. federal income tax.
The fund’s investments may include original-issue-discount instruments and contractual PIK-interest arrangements. To the extent original issue discount or PIK-interest constitutes a portion of the fund’s income, the fund is exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:
●
The higher interest rates of original issue discount and PIK instruments reflect the payment deferral and increased credit risk associated with these instruments, and original issue discount and PIK instruments generally represent a significantly higher credit risk than coupon loans.
●
Even if the accounting conditions for income accrual are met, the borrower could still default when actual collection is supposed to occur at the maturity of the obligation.
●
Original issue discount and PIK instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. Original issue discount and PIK income may also create uncertainty about the source of cash distributions.
●
To the extent the fund provides loans with interest-only payments or moderate loan amortization, the majority of the principal payment or amortization of principal may be deferred until loan maturity. Because this debt generally allows the borrower to make a large lump-sum payment of principal at the end of the loan term, there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity.
●
For accounting purposes, any cash distributions to shareholders representing original issue discount and PIK-income are not treated as coming from paid-in capital, even though the cash to pay them comes from offering proceeds. As a result, despite the fact that a distribution representing original issue discount and PIK-income could be paid out of amounts invested by shareholders, the 1940 Act does not require that shareholders be given notice of this fact by reporting it as a return of capital.
●
An election to defer PIK interest payments by adding them to principal increases the fund’s gross assets and, thus, increases future base management fees to the Advisor and, because interest payments will then be payable on a larger principal amount, the PIK election also increases the Advisor’s future income incentive fees at a compounding rate.
●
Market prices of OID instruments are more volatile because they are affected to a greater extent by interest rate changes than instruments that pay interest periodically in cash.
●
The deferral of interest on a PIK loan increases its loan-to-value ratio, which is a measure of the riskiness of a loan.
●
OID creates the risk of non-refundable cash payments to the Advisor based on non-cash accruals that may never be realized.
●
The required recognition of OID, including PIK, interest for U.S. federal income tax purposes may have a negative impact on liquidity, because it represents a non-cash component of the fund’s taxable income that must, nevertheless, be distributed to investors to avoid it being subject to corporate level taxation.
●
Use of PIK and OID securities may provide certain benefits to the fund's advisor including increasing management fees and incentive compensation.
●
The fund may be required under the tax laws to make distributions of OID income to shareholders without receiving any cash. Such required cash distributions may have to be paid from offering proceeds of the sale of fund assets.
Distribution and asset coverage ratio requirements may impact fund’s ability to grow
In order for the fund to obtain and maintain RIC tax treatment, among other things, it is required to distribute at least 90% of the sum of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses and 90% of its net exempt interest income, if any. As a result, these earnings will not be available to fund new investments, and the fund will need additional capital to fund growth in its investment portfolio. If the fund fails to obtain additional capital, it could be forced to curtail or cease new investment activities, which could adversely affect business, operations and results.
Unrealized depreciation on the fund’s loan portfolio may be an indication of future realized losses and reduction in income available for distribution
As a registered closed-end management investment company, the fund is required to carry investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by the Advisor as the Board’s valuation designee. Decreases in the market values or fair values of the fund’s investments are recorded as unrealized depreciation. Any unrealized losses in the fund’s portfolio could be an indication of an issuer’s inability to meet its repayment obligations with respect to the affected investments. This could result in realized losses in the future and ultimately in reductions of income available for distribution or to make payments on other obligations in future periods.
If the fund’s distributions exceed the fund’s taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable to shareholders. However, a return of capital distribution will reduce a shareholder’s cost basis in shares on which the distribution was received, thereby potentially resulting in a higher reported capital gain or lower reported capital loss when those shares are sold or otherwise disposed of.
Limits on transactions with affiliates
The fund is prohibited under the 1940 Act from participating in certain transactions with certain affiliates without the prior approval of a majority of the independent members of the Board and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of the fund’s outstanding voting securities will be its affiliate for purposes of the 1940 Act, and the fund will generally be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of the Board. The 1940 Act also prohibits certain “joint” transactions with certain affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of the Board and, in some cases, the
SEC. If a person acquires more than 25% of the fund’s voting securities, the fund will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons absent the prior approval of the SEC. Similar restrictions limit the fund’s ability to transact business with its officers or trustees or their affiliates. The fund has received an exemptive order from the
SEC that allows it, subject to the satisfaction of certain conditions, to enter into transactions with certain affiliates. These restrictions may limit the scope of investment opportunities that would otherwise be available.
Payments to financial intermediaries
The Advisor or its affiliates have arrangements with a number of financial intermediaries who present commercial real estate loan investment opportunities. Typically, these arrangements result in the referring institution being paid an ongoing sub-servicing fee for the duration of the loan. In these circumstances, the fund and other participating accounts investing in the loan are each obligated to pay (or reimburse to the Advisor or its affiliates) their pro rata portion of the ongoing fee. These arrangements result in others being compensated for a portion of loan servicing activities for which the Advisor receives servicing compensation from its clients. However, the Advisor believes these arrangements are beneficial in generating investment opportunities which would not otherwise be made available to clients or the Advisor’s affiliates.

Risks related to the investment advisor
Conflicts related to obligations the advisor has to other clients
Certain Advisor personnel serve, or may serve, as officers, trustees, members, or principals of entities that operate in the same or a related line of business as the fund does, or of investment funds, accounts, or investment vehicles managed by the Advisor or affiliates of the Advisor. Similarly, the
Advisor may have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, the Advisor and certain personnel may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of the fund or its shareholders. In addition, in accordance with its obligations under the 1940 Act, the Advisor intends to agree to allow certain shareholders the opportunity to participate in certain investment opportunities that the fund may decide to participate in. The Advisor intends to allocate any investment opportunities in a fair and equitable manner; however, there is no assurance that that the fund will be able to participate in all investment opportunities or that investment opportunities will be allocated in a fair and equitable manner.
The Advisor’s officers and board members each serve in a dual capacity as officers and/or board members of the Advisor as well as officers and/or employees of John Hancock Life Insurance Company (U.S.A.) and/or one or more of its affiliates. These persons are shared with and provide services to the Advisor under a services agreement with John Hancock (which has a services agreement with one or more affiliated companies), but typically spend the majority of their time on activities for John Hancock or its affiliates. These persons are subject to the control of John Hancock or its affiliates and might take actions that are different from the actions that individuals who are not employed by John Hancock or its affiliates would take. The principal activity of certain of these persons is in each case providing investment advice or investment management-related services to affiliated or non-affiliated entities. These supervised persons receive a base salary and performance-based bonus which is based on a number of factors, including the performance of certain accounts of John Hancock that are independent of the investments made by the Advisor on behalf of its clients, which could present a conflict of interest. For example, certain officers of the Advisor, acting in their capacity as John Hancock employees, might review investments for John Hancock of the type in which the Advisor’s clients do not invest. If that asset class were performing better than asset classes in which the
Advisor’s clients do invest, the compensation of such supervised persons from that asset class would be higher and thus would incentivize such supervised persons to allocate more of their time and attention to that asset class. Additionally, potential material conflicts also include those relating to the allocation of investment opportunities as well as general preferential treatment for a proprietary account because of the portfolio manager or relevant investment staff’s economic and employment relationship with John Hancock and its affiliated insurance companies. These conflicts are mitigated by: each such supervised person’s responsibility to render services in the client’s best interest pursuant to the investment management or other agreement and the Advisor’s code of ethics and the Advisor’s Conflict of Interest and Investment Allocation Oversight Committee.
Possession of material non-public information, limiting the advisor’s investment discretion
Advisor personnel, including members of the Investment Committee, may serve as trustees of, or in a similar capacity with, portfolio companies in which the fund invests, the securities of which are purchased or sold on the fund’s behalf. In the event that material non-public information is obtained with respect to such companies, or the fund becomes subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, the fund could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on the fund.
Management fees
Even in the event the value of a shareholder’s investment declines, the Management Fee will still be payable to the Advisor. The Management Fee is calculated as a percentage of the value of the fund’s net assets. In addition, the Management Fee is payable regardless of whether the value of the fund’s net assets has decreased. Because the Management Fee is calculated on net assets, including uninvested cash, the Advisor may continue to collect a
Management Fee even if the fund fails to identify and make investments.
Limitation on Liability of the Advisor
The Investment Advisory Agreement provides that the Advisor, its officers, members and personnel, and any person controlling or controlled by the
Advisor will not be liable to the fund or its shareholders for acts or omissions performed in accordance with and pursuant to the Investment Advisory
Agreement, except those resulting from acts constituting gross negligence, willful misconduct, bad faith or reckless disregard of the duties that Advisor owes to the fund under the Investment Advisory Agreement. In addition, as part of the Investment Advisory Agreement, the fund has agreed to indemnify the Advisor and each of its officers, trustees, members, managers and employees from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with business and operations or any action taken or omitted on the fund’s behalf pursuant to authority granted by the Investment Advisory Agreement, except where attributable to gross negligence, willful misconduct, bad faith or reckless disregard of such person’s duties under the Investment Advisory Agreement. These protections may lead the Advisor to act in a riskier manner when acting on the fund’s behalf than it would when acting for its own account.
THE FOREGOING IS A SUMMARY OF CERTAIN SIGNIFICANT RISKS RELATING TO AN INVESTMENT IN THE FUND. THIS SUMMARY SHOULD NOT BE
INTERPRETED AS A REPRESENTATION THAT THE MATTERS REFERRED TO HEREIN ARE THE ONLY RISKS INVOLVED IN THIS INVESTMENT OR THAT THE
MAGNITUDE OF SUCH RISKS IS NECESSARILY EQUAL. PROSPECTIVE INVESTORS SHOULD READ THIS ENTIRE MEMORANDUM AND CONSULT WITH
THEIR OWN ADVISERS BEFORE DECIDING TO INVEST IN THE FUND.

Investment restrictions

The investment policies and strategies of the fund described herein, except for the investment restrictions designated as fundamental policies under this caption, are not fundamental and may be changed by the Board without shareholder approval.
Fundamental investment restrictions
As referred to above, the following investment restrictions of the fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the fund’s outstanding voting securities, which as used herein means the lesser of (a) 67% of the shares of the fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the fund.
(1)
Concentration.
The fund will not concentrate its investments in any industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(2)
Borrowing.
The fund may not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. The fund may only borrow for short-term, liquidity purposes.
(3)
Underwriting.
The fund may not engage in the business of underwriting securities issued by others, except to the extent that the fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.
(4)
Real Estate.
The fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund’s ownership of securities.
(5)
Commodities.
The fund may not purchase or sell commodities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(6)
Loans.
The fund may make loans to the extent permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(7)
Senior Securities.
The fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
The following discussion provides additional information about the Fundamental Restrictions set forth above.
Concentration.

While the 1940 Act does not define what constitutes “concentration” in an industry, the staff of the SEC takes the position that any fund that invests more than 25% of its total assets in a particular industry (excluding the U.S. government, its agencies or instrumentalities) is deemed to be
“concentrated” in that industry. With respect to the fund's investment in loan participations, if any, the fund treats both the borrower and the financial intermediary under a loan participation as issuers for purposes of determining whether the fund has concentrated in a particular industry.
Borrowing.

The 1940 Act permits a fund to borrow money in amounts of up to one-third of its total assets, at the time of borrowing, from banks for any purpose (the fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings, not including borrowings for temporary purposes in an amount not exceeding 5% of the value of its total assets. “Asset coverage” means the ratio that the value of the fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.
Commodities.

Under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, and certain swaps, including currency swaps, interest rate swaps, swaps on broad-based securities indices, and certain credit default swaps, may, under certain circumstances, also be considered to be commodities.
Nevertheless, the 1940 Act does not prohibit investments in physical commodities or contracts related to physical commodities. Funds typically invest in futures contracts and related options on these and other types of commodity contracts for hedging purposes, to implement tax or cash management strategies, or to enhance returns.
Loans.

Although the 1940 Act does not prohibit a fund from making loans, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.
Senior Securities.

“Senior securities” are defined as fund obligations that have a priority over a fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least
300% for all borrowings of the fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the fund’s total assets). In the event that such asset coverage falls below this percentage, a fund must reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. The fundamental investment restriction regarding senior securities will be interpreted so as to permit collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
Non-fundamental investment restrictions
The following investment restrictions of the fund are designated as non-fundamental policies of the fund and may be changed by the Board without a shareholder vote.
(1)
United States Limitation.
The fund will only invest in United States dollar denominated instruments.
(2)
Sourcing.
The fund will only invest in loans that are sourced by the U.S.-based personnel of the Advisor or its affiliates including the Senior Loan
Finance Group of John Hancock Life Insurance Company (U.S.A.).
(3)
Mortgage and Mortgage-Related Instruments.
The fund will not invest in mortgage bonds, agricultural mortgages, equity ground leases, construction loans, mortgage-backed or asset backed securities or pools, public or private investment funds (except funds for cash management purposes), mortgage loan participations, or preferred equity financing.
(4)
Prohibited Industries.
The fund will not lend to borrowers that are determined to be directly involved in the following industries: (i) upstream and midstream oil and gas; (ii) power and infrastructure; or (iii) project finance.
(5)
Rule 144A Transactions.
The fund will not participate in transactions issued pursuant to Rule 144A under the 1933 Act, as amended.
Except with respect to the fundamental investment restriction on borrowing, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment’s percentage of the value of the fund's total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, any change in the Advisor’s assessment of the security), change in the percentage of fund assets invested in certain securities or other instruments, or change in the average duration of the fund's investment portfolio, resulting from market fluctuations or other changes in the fund’s total assets will not require the fund to dispose of an investment until the Advisor determines that it is practicable to sell or close out the investment without undue market or tax consequences to the fund. In the event that rating services assign different ratings to the same security, the Advisor will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the highest of the several assigned ratings.
Portfolio turnover

Although the fund does not anticipate doing so under normal circumstances, the fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when investment considerations warrant such action. The fund ’s annual rate of portfolio turnover may vary from year to year as well as within a year. Portfolio turnover is calculated by dividing the lesser of purchases or sales of fund securities during the fiscal year by the monthly average of the value of the fund’s securities. (Excluded from the computation are all securities with maturities at the time of acquisition of one year or less.) Because the fund had not commenced operations as of the date of this prospectus, there is no portfolio turnover to report.
Shareholders of the fund

As of February 12, 2026, no Trustee or officer of the Trust owned any shares of the fund.
As of February 12, 2026, no shareholder owned beneficially 5% or more of the outstanding shares of the fund. A shareholder who owns beneficially more than 25% of any class of a fund is deemed to control that class and determine the outcome of a shareholder meeting with respect to a proposal directly affecting that share class.
Management of the fund

The Board has overall responsibility to manage and control the business affairs of the fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the fund as are customarily exercised by the board of trustees of a registered investment company organized as a corporation.
Board’s oversight role in management
The Board’s role in management of the fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the fund, primarily the Advisor, have responsibility for the day-to-day management of the fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings and between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Advisor’s senior managerial and financial officers, the fund’s and the Advisor’s Chief Compliance Officer and portfolio management personnel. The Board’s Audit Committee, which consists of all of the fund’s Independent Trustees, meets during its scheduled meetings, and, as appropriate, the chair of the Audit Committee maintains contact with the independent registered public accounting firm and Principal Accounting Officer of the fund. The Board also receives periodic presentations from senior personnel of the Advisor regarding risk management generally, as well as information regarding specific operational, compliance or investment areas, such as business continuity, valuation and investment research. The Board has adopted policies and procedures designed to address certain risks to the fund. In addition, the Advisor and other service providers to the fund have adopted a variety of policies, procedures and controls designed to address particular risks to the fund. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the fund. The Board also receives reports from counsel to the fund or the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the fund’s investments or activities.
Board composition and leadership structure
To rely on certain exemptive rules under the 1940 Act, a majority of the fund’s Board members must be Independent Trustees, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Trustees. Currently, three Trustees are Independent Trustees, including the Chairman of the Board.
The fund’s Trustees, including the three Independent Trustees, interact directly with senior management of the Advisor at scheduled meetings and between meetings as appropriate and an Independent Trustee chairs the Audit Committee. The Board has determined that its leadership structure, is appropriate in light of the specific characteristics and circumstances of the fund, including, but not limited to: (i) the services that the Advisor provides to the fund and potential conflicts of interest that could arise from this relationship, (ii) the extent to which the day-to-day operations of the fund are conducted by fund officers, respectively, and employees of the Advisor, (iii) the Board’s oversight role in management of the fund, and (iv) the Board’s size and the cooperative working relationship among the Independent Trustees and among all Trustees.
Risk oversight
As a registered investment company, the fund is subject to a variety of risks, including investment risks (such as, among others, market risk, credit risk and interest rate risk), financial risks (such as, among others, settlement risk, liquidity risk and valuation risk), compliance risks, and operational risks.
As a part of its overall activities, the Board oversees the fund’s risk management activities that are implemented by the Advisor, the fund’s Chief
Compliance Officer (“CCO”) and other service providers to the fund. The Advisor has primary responsibility for the fund’s risk management on a day-to-day basis as a part of its overall responsibilities and is primarily responsible for managing investment and financial risks as a part of its day-to-day investment responsibilities, as well as operational and compliance risks at its firm. The Advisor and the CCO also assist the Board in overseeing compliance with investment policies of the fund and regulatory requirements and monitor the implementation of the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.
The Advisor identifies to the Board the risks that it believes may affect the fund and develops processes and controls regarding such risks. However, risk management is a complex and dynamic undertaking and it is not always possible to comprehensively identify and/or mitigate all such risks at all times since risks are at times impacted by external events. In discharging its oversight responsibilities, the Board considers risk management issues throughout the year with the assistance of its Audit Committee. The Audit Committee meets at least quarterly and presents reports to the Board, which may prompt further discussion of issues concerning the oversight of the fund’s risk management. The Board as a whole also reviews written reports or presentations on a variety of risk issues as needed and may discuss particular risks that are not addressed in the committee process.
With respect to valuation, the Advisor provides periodic reports to the Board that enables the Board to oversee the Advisor, as the fund's valuation designee, in assessing, managing and reviewing material risks associated with fair valuation determinations, including material conflicts of interest. In addition, the Board reviews the Advisor's performance of an annual valuation risk assessment under which the Advisor seeks to identify and enumerate material valuation risks which are or may be impactful to the fund including, but not limited to (1) the types of investments held (or intended to be held)
by the fund, giving consideration to those investments' characteristics; (2) potential market or sector shocks or dislocations which may affect the ongoing valuation operations; (3) the extent to which each fair value methodology uses unobservable inputs; (4) the proportion of the fund's investments that are fair valued as determined in good faith, as well as their contributions to the fund's returns; (5) the use of fair value methodologies that rely on inputs from third-party service providers; and (6) the appropriateness and application of the methods for determining and calculating fair value. The Advisor reports any material changes to the risk assessment, along with appropriate actions designed to manage such risks, to the Board.
Information about each board member’s experience, qualifications, attributes or skills
Board members of the fund, together with information as to their positions with the fund, principal occupations and other board memberships for the past five years, are shown below. Unless otherwise noted, the address for each individual is c/o 197 Clarendon Street, Boston, Massachusetts, 02116.

Name (Birth Year)	Current Position(s) with the Trust	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
Independent Trustees
Hassell H. McClellan (1945)	Trustee and Chairperson of the Board (since 2025)	Trustee of Berklee College of Music (since 2022); Director/Trustee, Virtus Funds (2008–2020); Director, The Barnes Group (2010–2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.	179
Grace K. Fey (1946)	Trustee (since 2025)	Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).	179
Deborah C. Jackson (1952)	Trustee (since 2025)
President, Cambridge College, Cambridge, Massachusetts
(2011–2023); Board of Directors, Amwell Corporation (since
2020); Board of Directors, Massachusetts Women’s Forum
(2018–2020); Board of Directors, National Association of
Corporate Directors/New England (2015–2020); Chief Executive
Officer, American Red Cross of Massachusetts Bay (2002–2011);
Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001);
Board of Directors of Boston Stock Exchange (2002–2008); Board
of Directors of Harvard Pilgrim Healthcare (health benefits
company) (2007–2011).
Trustee (since 2008) and Vice Chairperson of the Board (since
2025) of various trusts within the John Hancock Fund Complex.
			175

Name (Birth Year)	Current Position(s) with the Trust	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
Non-Independent Trustee
Ian Roke (1969)	Non-Independent Trustee and President (Chief Executive Officer and Principal Executive Officer) (since 2025)	Global Head of Asset Liability Management for Manulife (since 2022); Vice President, Product Support & Investment Strategy, Global Asset Liability Management for John Hancock and Manulife (2013–2022). Non-Independent Trustee, John Hancock GA Trusts (since 2022), Manulife Private Credit Fund (since 2023), and Manulife GA Trust (since 2025); President (Chief Executive Officer and Principal Executive Officer), John Hancock GA Trusts (since 2020, including prior positions), Manulife Private Credit Fund (since 2023, including prior positions), and Manulife GA Trust (since 2025).	4
Additional information about each Trustee follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that the Trustee possesses which the Board believes has prepared them to be effective Board members.
Each Trustee believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the board level, with no single Trustee, or particular factor, being indicative of board effectiveness. Each Board member believes that collectively the Trustees have balanced and diverse experience, skills, attributes and qualifications that allow the Board to operate effectively in governing the fund and protecting the interests of Investors. Among the attributes common to all Trustees is their ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; each Board member believes that each member satisfies this standard. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., accounting or securities), public service or academic positions; experience from service as a board member; and/or other life experiences. The Board and any committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.
Independent Trustees
Hassell H. McClellan –

As a former professor of finance and policy in the graduate management department of a major university, a director of a public company, and as a former director of several privately held companies, Dr. McClellan has experience in corporate and financial matters. He also has experience as a director of other investment companies not affiliated with the Trust.
Grace K. Fey –

Ms. Fey has significant governance, financial services, and asset management industry expertise based on her extensive non-profit board experience, as well as her experience as a consultant to non-profit and corporate boards, and as a former director and executive of an investment management firm.
Deborah C. Jackson –

Ms. Jackson has leadership, governance, management, and operational oversight experience as the lead director of a large bank, former president of a college, and as the former chief executive officer of a major charitable organization. She also has expertise in financial services matters and oversight and corporate governance experience as a current and former director of various other corporate organizations, including an insurance company, a regional stock exchange, a telemedicine company, and non-profit entities.
Non-Independent Trustee
Ian Roke –

Mr. Roke joined John Hancock in 1992. Through his position as Global Head of Asset Liability Management (ALM) for the Manulife/John
Hancock General Account Investment Team, Mr. Roke has experience in managing interest rate and other market risks for Manulife/John Hancock’s global life insurance businesses. Mr. Roke also has significant experience in overseeing strategic asset allocations and hedging strategies as part of the
ALM team, as well as in insurance product development, pricing, and financial/operational risk management. Mr. Roke also serves on the John Hancock
401(k)/Pension Investment Committee. Mr. Roke holds a Bachelor’s Degree from Bryant University and has earned the professional designations of
Fellow Society of Actuaries (FSA) and Charted Financial Analyst (CFA).
Principal officers who are not Trustees
The following table presents information regarding the current principal officers of the Trust who are not Trustees, including their principal occupations which, unless specific dates are shown, are of at least five years’ duration. Each of the officers is an affiliated person of the Advisor. All of the officers listed are officers or employees of the Advisor or its affiliates.

Name (Birth Year)	Current Position(s) with the Trust	Principal Occupation(s) During the Past 5 Years
Heidi Knapp (1970)	Treasurer and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer) (since 2025)
Vice President, John Hancock Life Insurance Company (U.S.A.) (since 2017, including prior positions); Vice President, John Hancock Life Insurance Company of New York (since 2017, including prior positions); Vice President, John Hancock Life & Health Insurance Company (since
2017, including prior positions); Vice President, Manulife Investment Management Private
Markets (US) LLC (since 2017, including prior positions); Chief Treasurer and Chief Financial
Officer (Principal Financial Officer and Principal Accounting Officer), John Hancock GA Trusts
(since 2019, including prior positions), Manulife Private Credit Fund (since 2023, including prior positions), and Manulife GA Trust (since 2025).

Mercy Bishay (1978)	Chief Compliance Officer (since 2026)
Managing Director and Associate Chief Counsel, Manulife Investment Management Private
Markets (since 2021, including prior positions); Vice President and Senior Counsel, Global
Markets, State Street Bank and Trust Company (2005-2021, including prior positions); and
Chief Compliance Officer, John Hancock GA Trusts, Manulife GA Trust, and Manulife Private
Credit Fund (since 2026).

E. David Pemstein (1967)	Secretary and Chief Legal Officer (since 2025)
Senior Managing Director and Chief Legal Officer, Global General Account, North American
Investments, John Hancock and Manulife (since 2015); Secretary and Chief Legal Officer, John
Hancock GA Mortgage Trust (since 2019), John Hancock GA Senior Loan Trust (since 2020),
Manulife Private Credit Fund (2023-2024), and Manulife GA Trust (since 2025).

Trustee ownership of fund shares
As of February 12, 2026, no Trustee held any beneficial ownership in the fund’s shares. For this purpose, beneficial ownership is defined to mean a direct or indirect pecuniary interest.
Compensation of Trustees
The fund pays fees to its Independent Trustees. Trustees also are reimbursed for travel and other out-of-pocket expenses.

The following table provides information regarding the compensation estimated to be paid by the fund and the other investment companies in the John
Hancock Fund Complex to the Independent Trustees for their services for the fiscal year ending December 31, 2026.
Compensation table
1

Independent Trustees	Fund	John Hancock Fund Complex
Hassell H. McClellan	$26,125	$886,724
Grace K. Fey	$21,875	$672,996
Deborah C. Jackson	$21,875	$597,996
1
The Trust does not have a pension or retirement plan for any of its Trustees or officers.
Codes of ethics
Each of the fund and the Advisor has adopted a code of ethics under Rule 17j-1 of the 1940 Act (collectively, the “Ethics Codes”). Rule 17j-1 and the
Ethics Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by covered personnel (“Access Persons”).
The Ethics Codes apply to the fund and permit Access Persons to, subject to certain restrictions, invest in securities, including securities that may be purchased or held by the fund. Under the Ethics Codes, Access Persons may engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings, private placements or certain other securities. The Ethics Codes can be reviewed and copied at the SEC’s Public Reference Room in
Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The Codes are available on the EDGAR database on the SEC’s website at www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549-0102.
Legal proceedings
There are no legal proceedings to which the fund or the Advisor is a party that are likely to have a material adverse effect on the funds or the ability of the
Advisor to perform its contract with the fund.
The investment advisor
Manulife Investment Management Private Markets (US) LLC, is registered as an investment advisor under the Advisers Act. Although the Advisor is a registered CPO, the Advisor has claimed an exclusion from CPO registration pursuant to CFTC Rule 4.5 with respect to the fund. To remain eligible for this exclusion, the fund must comply with certain limitations, including limits on trading in commodity interests, and restrictions on the manner in which the fund markets its commodity interests trading activities. These limitations may restrict the fund’s ability to pursue its investment strategy, increase the costs of implementing its strategy, increase its expenses and/or adversely affect its total return.
The Advisor was formed as a Delaware limited liability company on October 5, 2007 and was registered as an investment advisor under the Advisers Act on December 5, 2007. The Advisor is an indirect wholly-owned subsidiary of Manulife Financial Corporation, a Canadian-based global financial services group. John Hancock Life Insurance Company (U.S.A.) (“John Hancock”) is also an indirect wholly-owned subsidiary of Manulife Financial Corporation.
Manulife Financial Group’s equity real estate, commercial mortgage loans and bonds, subordinated real estate debt, private placement debt, mezzanine, private equity, leveraged senior loan, oil and gas, timber and farmland investment activities are collectively branded as Manulife Investment
Management Private Markets. U.S. equity real estate, commercial mortgage loan, subordinated real estate debt, private placement and public debt, mezzanine, private equity, and leveraged senior loan investment advisory services are principally offered to third parties through the Advisor. The
Advisor is an independent investment advisory firm specializing in the management of a variety of types of investment funds. As of June 30, 2025, the
Advisor had approximately $42.12 billion in assets under management.
The Advisor serves as investment advisor to the fund pursuant to the Investment Advisory Agreement entered into between the fund and the Advisor. The
Trustees have engaged the Advisor to provide investment advice to, and manage the day-to-day business and affairs of, the fund, in each case under the ultimate supervision of, and subject to any policies established by, the Board. The Advisor allocates the fund’s assets and monitors regularly each
Investment to determine whether its investment program is consistent with the fund’s investment objective and whether the investment performance and other criteria are satisfactory. The Advisor also provides, or arranges at its expense, for certain management and administrative services for the fund. Some of those services include providing support services, maintaining and preserving certain records, and preparing and filing various materials with state and U.S. federal regulators. The officers and directors of the Advisor are primarily comprised of United States-based employees of John
Hancock Life Insurance Company (U.S.A.). The Advisor does not have employees. The Advisor’s officers and directors each serve in a dual capacity as officers and/or board members of the Advisor as well as officers and/or employees of John Hancock and/or one or more of its affiliates. In addition, employees of John Hancock or its affiliates provide support services to the Advisor under a services agreement with John Hancock (which has a services agreement with one or more affiliated companies). Investment management-decision makers are all officers of the Advisor. The Advisor bears the cost of these intercompany service arrangements. A discussion of the basis for the Board’s approval of the Investment Advisory Agreement will be set forth in the fund’s first annual or semi-annual report to shareholders.

The offices of the Advisor are located at 197 Clarendon Street, Boston, MA, 02116 and its telephone number is (800) 225-6020. The Advisor or its designee maintains the fund’s accounts, books and other documents required to be maintained under the 1940 Act at 197 Clarendon Street, Boston,
MA, 02116.
Investment advisory agreement
Pursuant to the Investment Advisory Agreement, the Advisor is responsible, subject to the supervision of the Board, for formulating a continuing investment program for the fund. The Investment Advisory Agreement was initially approved by the fund’s full Board and by the Independent Trustees at a meeting held on October 22, 2025, and is also approved by the initial shareholder. The Investment Advisory Agreement is terminable without penalty, on 60 days prior written notice by the Board, by vote of a majority of the outstanding shares of the fund, or by the Advisor. The Investment Advisory
Agreement has an initial term that expires two years after the fund has commenced investment operations. Thereafter, the Investment Advisory
Agreement will continue in effect from year to year if its continuance is approved annually by either the Board or the vote of a majority of the outstanding shares of the fund, respectively, provided that, in either event, the continuance also is approved by a majority of the Independent Trustees by vote cast at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement also provides that it will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).
In consideration of the management services provided by the Advisor to the fund, the fund will pay out of its assets, an amount equal to 0.55% annually of the average net assets of the fund. The fund also pays the Advisor a Performance Fee, on a quarterly basis, at an annual rate of 10% of the fund’s net profits, if any, over the high water mark (as defined below); provided that the Performance Fee shall be due only if (and, to the extent necessary, shall be reduced by an amount so that), after deducting such Performance Fee, the fund’s net profits as of end of the applicable quarter will at least equal the
Preferred Return. For the purposes of calculating the Performance Fee, net profits will be determined by taking into account net realized gain or loss
(including realized gain that has been distributed to shareholders during a fiscal quarter and net of fund expenses, including the Management Fee) and the net change in unrealized appreciation or depreciation of securities positions, as well as dividends, interest and other income. No Performance Fee will be payable for any fiscal quarter unless losses and depreciation from prior fiscal quarters (the “cumulative loss”) have been recovered by the fund, which is referred to as a “high water mark” calculation. The cumulative loss to be recovered before payment of Performance Fees will be reduced in the event of withdrawals by shareholders. The Advisor is under no obligation to repay any Performance Fees previously paid by the fund. Thus, the payment of Performance Fee for a fiscal quarter will not be reversed by the subsequent decline of the fund’s net asset value in any subsequent fiscal quarter.
The “Preferred Return” as of the end of the applicable fiscal quarter is an amount equal to (a) 1.25% (the “Preferred Return Rate”) multiplied by (b) the fund’s net asset value as of the beginning of the fiscal quarter, adjusted to reflect additions to the fund’s net asset value resulting from new Share purchases during the fiscal quarter and reductions to the fund resulting from withdrawals by, or distributions to, shareholders during the fiscal quarter
(the “Preferred Return Base”).
The Performance Fee is accrued monthly and taken into account for the purpose of determining the fund’s net asset value. Accordingly, the repurchase price received by a shareholder whose Shares are repurchased in a repurchase offer will be based on a valuation that will reflect a Performance Fee accrual if the fund has experienced positive performance through the date of repurchase. No adjustment to a repurchase price will be made after it has been determined. However, for shareholders whose Shares are not repurchased on an intra-quarter repurchase date, the Performance Fee accrual may subsequently be reversed prior to payment if the fund’s performance declines within the quarter. Performance Fees payable are determined as of, and are promptly paid after, the last day of each fiscal quarter.
The Performance Fee presents certain risks that are not present in funds without a Performance Fee. The aggregate amount of the Performance Fee and the Management Fee payable by the fund may be higher than those paid by most other registered investment companies.
The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the fund, the Advisor and any trustee, officer, member or employee thereof, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the fund, for any error of judgment, for any mistake of law or for any act or omission by such person in connection with the performance of services under the Investment Advisory Agreement. The Investment Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the fund of the Advisor, or any Trustee, member, officer or employee thereof, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which such person may be liable which arises in connection with the performance of services to the fund, as the case may be, provided that the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the fund.
Limitations of liability and indemnification.

None of the Advisor or its Indemnified Persons will be liable to the fund or the Investors for any act or omission of such person taken in good faith except for any Breach of Standard of Conduct. To the extent permitted by Section 17(i) of the 1940 Act, the fund will indemnify, defend and hold harmless each Indemnified Person against all claims, damages, liabilities, costs and expenses, including legal fees, to which they may be or become subject by reason of their activities on behalf of the fund, or otherwise relating to the Fund Agreement, except to the extent that such claims, damages, liabilities, costs or expenses are determined to have resulted from such Indemnified Person’s Breach of Standard of
Conduct. To the extent permitted by Section 17(i) of the 1940 Act, the fund will advance expenses incurred by an Indemnified Person under certain conditions.

Board approval of the investment advisory agreement.

The Board held an in-person meeting to consider and approve the Investment Advisory
Agreement and related matters. The Board was provided the information it requires to consider the Investment Advisory Agreement, including, to the extent applicable and available: (a) the nature, quality and extent of the advisory and other services to be provided to the fund by the Advisor; (b)
comparative data with respect to advisory fees or similar expenses paid by other registered closed-end investment companies with similar investment objectives; (c) the fund’s projected operating expenses and expense ratio compared to registered closed-end investment companies with similar investment objectives; (d) any existing and potential sources of indirect income to the Advisor from its relationship with the fund and the profitability of that relationship; (e) information about the services to be performed and the personnel performing such services under the Investment Advisory
Agreement; (f) the organizational capability and financial condition of the Advisor and its affiliates; (g) the Advisor’s practices regarding the selection and compensation of brokers that may execute the fund’s portfolio transactions and the brokers’ provision of brokerage and research services to the
Advisor; and (h) the possibility of obtaining similar services from other third-party service providers or through an internally managed structure.
The Board, including a majority of Independent Trustees, oversees and monitors the investment performance and, beginning with the second anniversary of the effective date of the Investment Advisory Agreement, will annually review the compensation the fund pays to the Advisor to determine that the provisions of the Investment Advisory Agreement are carried out.
Service agreement
The description below of the Service Agreement is only a summary and is not necessarily complete. The description set forth below is qualified in its entirety by reference to the Service Agreement attached as an exhibit to this Registration Statement.
Pursuant to a Service Agreement, the Advisor is responsible for providing, at the expense of the fund, certain financial, accounting and administrative services such as legal services, tax, accounting, valuation, financial reporting and performance, compliance and service oversight. Pursuant to the
Service Agreement, the Advisor shall determine, subject to Board approval, the expenses to be reimbursed by the fund, including an overhead allocation. The payments under the Service Agreement are not intended to provide a profit to the Advisor. Instead, the Advisor provides the services under the Service Agreement because it also provides advisory services under the Investment Advisory Agreement. The reimbursement shall be calculated and paid monthly in arrears.
The Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with the matters to which the Service
Agreement relates, except losses resulting from willful misfeasance, bad faith or negligence by the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations under the Service Agreement.
The Service Agreement has an initial term of two years, and continues thereafter so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Independent Trustees. The Trust, on behalf of the fund, or the Advisor may terminate the Service
Agreement at any time without penalty on 60 days’ written notice to the other party. The Service Agreement may be amended by mutual written agreement of the parties, without obtaining shareholder approval.
Advisor personnel
The below portfolio managers are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.
Long Hoang
●
Director
●
Managed the fund since 2026
●
Joined Advisor in 1998
Daniel A. Walker, CFA
●
Director
●
Managed the fund since 2026
●
Joined the Advisor in 2012
Adam T. Wise
●
Senior Managing Director
●
Managed the fund since 2026
●
Joined Advisor in 2007
●
Began business career in 2000
Ying Yi
●
Managing Director
●
Managed the fund since 2026

●
Joined the Advisor in 2019
The following table provides information regarding other accounts for which each portfolio manager listed above has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles;
and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into
U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the fund and similarly managed accounts.
The following table provides information as of June 30, 2025:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Long Hoang	2	$3,213	0	$0	0	$0
Daniel A. Walker	2	$3,213	0	$0	4	$5,892
Adam T. Wise	2	$3,213	0	$0	0	$0
Ying Yi	2	$3,213	0	$0	2	$11,735
Performance-Based Fees for Other Accounts Managed.

Of the accounts listed in the table above, those for which the Advisor receives a fee based on investment performance are listed in the table below.

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Long Hoang	1	$872	0	$0	0	$0
Daniel A. Walker	1	$872	0	$0	0	$0
Adam T. Wise	1	$872	0	$0	0	$0
Ying Yi	1	$872	0	$0	0	$0
Ownership of the Funds and Similarly Managed Accounts
The following table shows the dollar range of fund shares and shares of similarly managed accounts beneficially owned by the portfolio managers listed above as of June 30, 2025. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of the fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the fund. Each portfolio manager’s ownership of fund shares is stated in the footnote(s)
below the table.

Portfolio Manager	Dollar Range of Shares Owned 1
Long Hoang	none
Daniel A. Walker	none
Adam T. Wise	none
Ying Yi	none
1
As of June 30, 2025, Long Hoang, Daniel A. Walker, Adam T. Wise, and Ying Yi beneficially owned none, none, none, and none, respectively, of the fund.
The portfolio managers serve in a dual capacity as officers of the Advisor and employees and officers of one or more John Hancock affiliated companies
(John Hancock). In these roles he provides investment advice and/or investment management-related services to John Hancock as well the Advisor’s advisory client accounts. As such, there may be an incentive to favor one account over another, resulting in conflicts of interest. For instance, the
Advisor or John Hancock may, for example, directly or indirectly, receive fees from an account that are higher than the fee (or other economic benefit) it receives from the fund. In those instances, the portfolio managers may have an incentive to not favor the fund over another account. The Advisor has or will adopt, as relevant, trade allocation and other policies and procedures that it believes are reasonably designed to address any potential conflicts of interest.
At the present time, the portfolio managers are paid by John Hancock a fixed annual salary as well as an employment compensation bonus that is currently based (in part) on the investment performance of certain accounts of John Hancock and its affiliates. This performance is independent of the investments made by the Advisor on behalf of its clients, including the fund. The portfolio manager’s dual roles and compensation structure could be considered a potential conflict of interest.
Any such conflicts are mitigated by the portfolio manager’s responsibility to render services advisory client’s best interest pursuant to the investment management agreement as well as the requirements of the Advisor’s policies and procedures (including the Advisor’s investment allocation policy), the
Advisor’s compliance program and the Advisor’s Code of Ethics.
Regulation as a closed-end management investment company
As a registered closed-end management investment company, the fund is subject to regulation under the 1940 Act. Under the 1940 Act, unless authorized by vote of a majority of the fund’s outstanding voting securities, the fund may not:
●
change its classification to an open-end management investment company;
●
alter any fundamental policies that the fund may adopt; or
●
change the nature of the fund’s business so as to cease to be an investment company.
A majority of outstanding voting securities means the lesser of: (a) 67% of the fund’s shares present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting; or (b) more than 50% of the fund’s outstanding shares.
Fidelity bond; indemnification.

As with other companies regulated by the 1940 Act, a registered closed-end management investment company must adhere to certain substantive regulatory requirements. The fund will be required to provide and maintain a fidelity bond issued by a reputable fidelity insurance company to protect the closed-end management investment company. Furthermore, as a registered closed-end management investment company, the fund will be prohibited from protecting any trustee or officer against any liability to the fund or its shareholders arising from gross negligence, fraud or willful misconduct involved in the conduct of such person’s office.
Senior securities.

As a registered closed-end management investment company, the fund may use leverage to the extent permitted by the 1940 Act.
The Advisor does not intend to cause the fund to borrow money or leverage its investments for the purpose of funding investments, other than in instances of short-term liquidity needs, and paying fund expenses. The fund may obtain a credit facility from a lender on such terms as determined by the Board and the Advisor. Any such borrowing may be on a secured or unsecured basis. With respect to senior securities representing indebtedness
(i.e., borrowing or deemed borrowing), other than temporary borrowings as defined under the 1940 Act, the fund is required to have an asset coverage ratio of at least 300%, as measured at the time of borrowing and calculated as the ratio of the fund’s total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of the fund’s outstanding senior securities representing indebtedness. With respect to senior securities that are stocks (i.e., shares of preferred stock), the fund is required to have an asset coverage ratio of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of the fund’s total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount the fund’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock. If the fund’s asset coverage ratio declines below 300% (or 200%, as applicable), the fund would not be able to incur additional debt or issue additional preferred stock, and could be required by law to sell a portion of the fund’s investments to repay some debt when it is disadvantageous to do so, which could have a material adverse effect on the fund’s operations, and the fund would not be able to make certain distributions or pay dividends. In addition, the fund may borrow for temporary, emergency or other purposes as permitted under the 1940 Act, which indebtedness would be in addition to the asset coverage ratios described above. To the extent necessary to repay timely any such borrowing, the fund would liquidate assets.
Proxy voting policies and procedures
On occasion, the fund may receive notices or proposals from Portfolio Companies seeking the consent of or voting by holders (“proxies”). The fund has delegated any voting of proxies in respect of security portfolio holdings to the Advisor to vote the proxies in accordance with the Advisor’s proxy voting guidelines and procedures. In general, the Advisor believes that voting proxies in accordance with the policies described below will be in the best interests of the fund.
It is the Advisor’s policy that when the Advisor is given authority to vote proxies for any client account, the Advisor must have full discretion and authority to vote all proxies for that account. The Advisor does not accept partial voting authority nor does the Advisor accept instructions from others on how to vote on specific issues.
It is the Advisor’s policy to vote all proxies received on behalf of the fund except in unusual circumstances. The Advisor may abstain from voting a proxy if the Advisor concludes that the effect on the fund’s economic interests or the value of the portfolio holding is insignificant. The Advisor also may abstain from voting a proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities). In accordance with any applicable fiduciary duties, the Advisor would weigh the costs and benefits of voting proxy proposals relating to non-U.S. securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. The Advisor’s decision would consider the expected effect that such vote, either by itself or together with other votes, would have on the value of the fund’s investment and whether this expected effect would outweigh the cost of voting.
The Advisor recognizes that the potential for conflicts of interest could arise in situations where Advisor officers or related persons have material business relationships or material personal/family relationships with the subject company (or with a potential acquiring or target company in the case of a takeover proxy vote). To address these potential conflicts, the Advisor has proxy voting procedures reasonably designed to identify potential conflicts and a Proxy Voting Committee to address them. If a potential for conflict is identified, it is brought to the attention of the Proxy Voting
Committee which uses reasonable efforts to determine what the conflict is by screening proxies against lists of companies with whom the Advisor may have a material business relationship and/or reviewing any material business relationships or material personal/family relationships of personnel involved in the proxy vote. The Proxy Voting Committee will decide how to vote the proxy in the best interests of the fund and document their rationale.
Investors can obtain a copy of the Advisor’s Proxy Voting Policy and a record of how the fund voted the proxies for the fund by contacting the Advisor
Compliance Office at (617) 572-0693. Additionally, information regarding how the Advisor voted proxies related to the fund’s portfolio holdings during the 12-month period ending June 30 will be available, without charge, on the SEC’s website at www.sec.gov.
Description of the offering

Description of shares
The fund is a statutory trust organized under the laws of the state of Delaware. The fund is authorized to issue an unlimited number of shares. Each share has one vote at all meetings of shareholders and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. Each shareholder will have the right to cast a number of votes based on the number of such shareholder’s respective shares at any meeting of shareholders called by the Board or shareholders holding at least one-third of the total number of votes eligible to be cast by all shareholders. Except for the exercise of their voting privileges, shareholders will not be entitled to participate in the management or control of the fund’s business, and may not act for or bind the fund.
All shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. Shareholders are not liable for further calls or assessments. The fund will provide periodic reports (including financial statements) to all shareholders. The fund does not intend to hold annual meetings of shareholders. Shareholders are entitled to receive dividends only if and to the extent declared by the Board and only after the Board has made provision for working capital and reserves as it in its sole discretion deems advisable. Shares are not available in certificated form. With very limited exceptions, shares are not transferable and liquidity will be provided principally through limited repurchase offers. See “Risk
Factors—Limited Liquidity.”
In general, any action requiring a vote of shareholders shall be effective if taken or authorized by the affirmative vote of a majority of the outstanding shares. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the fund, after payment of all of the liabilities of the fund, shareholders are entitled to share ratably in all the remaining assets of the fund.
Distribution policy; dividends
The fund expects that dividends will be paid at least semi-annually on the shares in amounts representing substantially all of the net investment income, if any, earned each year. Payments on the shares may vary in amount depending on investment income received and expenses of operation.
Substantially all of any taxable net capital gain realized on investments will be paid to shareholders at least annually. In addition, depending upon the performance of the fund’s investments, the related growth of the fund’s net assets, and the availability of attractive investment opportunities, the fund may from time to time make a distribution that constitutes a return of capital for federal income tax purposes—that is to say, the fund will effectively be returning to each shareholder a portion of the shareholder’s initial investment in the fund. A return of capital will not be taxable to shareholders at the time of its payment. It will, however, decrease a shareholder’s tax basis in his or her shares. For example, if a shareholder has a basis in his shares of
$100,000 and then receives a return of capital of $5,000, the shareholder will not have to pay taxes on the return of capital when the shareholder receives it. However, the shareholder’s tax basis in his shares will be reduced from $100,000 to $95,000. If the shareholder later tenders his shares for
$105,000, the shareholder will have a taxable gain of $10,000 instead of only $5,000 had there not been any prior return of capital. See “Certain Tax
Matters.”
The net asset value of each share that a shareholder owns will be reduced by the amount of the distributions or dividends that the shareholder receives in respect of shares.
A shareholder’s dividends and capital gain distributions will be automatically distributed in cash to the shareholder unless the shareholder instructs the
Advisor otherwise. A shareholder who elects not to receive both dividends and capital gain distributions in cash will have such amounts reinvested. The fund may limit the extent to which any distributions that are returns of capital may be reinvested in the fund.
Shares will be issued at their net asset value on the ex-dividend date; there is no sales charge or other charge for reinvestment. Investors may elect initially not to reinvest by indicating that choice on the investor application of each Investor (the “Investor Application”). Shareholders are free to change their election at any time by contacting the Administrator. Your request must be received by the Advisor before the record date to be effective for that dividend or capital gain distribution.
The fund reserves the right to suspend at any time the ability of shareholders to reinvest distributions and to require shareholders to receive all distributions in cash, or to limit the maximum amount that may be reinvested, either as a dollar amount or as a percentage of distributions. The fund may determine to do so if, for example, the amount being reinvested by shareholders exceeds the available investment opportunities that the Advisor considers suitable for the fund.
Application for investment
Eligible Investors
Shares will be offered only to Eligible Investors. This means that to purchase shares of the fund, a prospective Investor will be required to certify that the shares are being acquired by an investor who is one or more of the following: (i) an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the 1933 Act; (ii) a Non-U.S. Person investor as defined under Regulation S under the 1933 Act; or (iii) an investor eligible to invest in a private placement under Section 4(a)(2) of the 1933 Act under other applicable exemptions and/or positions of the staff of the SEC. Each existing
Investor must also be a Qualified Client as that term is defined under the Investment Advisers Act. Existing Investors seeking to purchase additional shares will be required to qualify as Eligible Investors at the time of the additional purchase, except with respect to reinvested distributions. The Advisor may from time to time impose stricter or less stringent eligibility requirements.
Purchase terms
The fund may accept initial and additional purchases of shares as of the Initial Closing and each subsequent Closing Date. Each prospective Investor will be required to complete an Investor Application and certify that the shares being purchased are being acquired by an Eligible Investor. The fund may reject any Investor Application in its sole discretion. The fund will not be obligated to sell to brokers or dealers any shares, including shares that have not been placed with Eligible Investors. The fund does not issue the shares purchased (and an investor does not become an Investor with respect to such shares) until the applicable Closing Date, typically the first business day of the relevant calendar month. Consequently, purchase proceeds do not represent capital of the fund, and do not become assets of the fund, until such date.
Any amounts received in advance of initial or additional purchases of shares are placed in a non-interest-bearing escrow account prior to the amounts’
being invested in the fund, in accordance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The purchase amount will be released from the escrow account once the Investor’s order is accepted. If an Investor Application is not delivered in proper form in a timely manner and accepted by the fund by the Closing Date, the subscription will not be accepted at such Closing Date and any funds will be held in the escrow account by the fund’s escrow agent until the next Closing Date. The fund reserves the right to reject any purchase of shares in certain circumstances (including, without limitation, when the fund has reason to believe that such purchase would be unlawful). Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the fund will be returned to the prospective Investor.
To help the government fight terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each Investor. As a result, each Investor will need to identify the name, address, date of birth, and other identifying information for the Investor. If an Investor’s identity cannot be verified, the Investor may be restricted from conducting additional transactions and/or have their investment liquidated. In addition, any other action required by law will be taken.
Transfer of shares
Shares may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of an
Investor or (ii) with the written consent of the fund, which may be withheld in its sole and absolute discretion and is expected to be granted, if at all, only in limited circumstances. Notice to the fund of any proposed transfer must include evidence satisfactory to the fund that the proposed transfer is exempt from registration under the 1933 Act and that the proposed transferee meets any requirements imposed by the fund with respect to Investor eligibility and suitability, including the requirement that any Investor at the time of purchase be an Eligible Investor, and must be accompanied by a properly completed Investor Application.
Each Investor and transferee is required to pay all expenses, including attorneys’ and accountants’ fees, incurred by the fund in connection with such transfer. If such a transferee does not meet the Investor eligibility requirements, the fund reserves the right to repurchase the shares transferred.
By purchasing shares of the fund, each Investor has agreed to indemnify and hold harmless the fund, the Trustees, the Advisor, each other Investor and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such Investor in violation of these provisions or any misrepresentation made by such Investor in connection with any such transfer.
Redemptions, repurchases of shares and transfers
No right of redemption.

No shareholder or other person holding shares acquired from a shareholder has the right to require the fund to redeem those shares. There is no public market for shares, and none is expected to develop. Consequently, shareholders may not be able to liquidate their investment other than as a result of repurchases of shares by the fund, as described below.
Repurchases of shares.

The fund will from time to time offer to repurchase shares pursuant to written tenders by shareholders. Repurchase offers will be made at such times and on such terms as may be determined by the Board, in its sole discretion. In determining whether the fund should offer to repurchase shares from shareholders, the Board will consider the recommendation of the Advisor. The Board will also consider the following factors, among others, in making this determination:
●
whether any shareholders have requested that the fund repurchase their shares;
●
the liquidity of the fund’s assets;
●
the investment plans and working capital requirements of the fund;
●
the relative economies of scale with respect to the size of the fund;
●
the history of the fund in repurchasing shares; and
●
the economic condition of the securities markets.
The fund will repurchase shares from shareholders pursuant to written tenders on terms and conditions that the Board determines to be fair to the fund and to all shareholders or persons holding shares acquired from shareholders, or to one or more classes of shareholders, as applicable. When the
Board determines that the fund shall repurchase shares, notice will be provided to shareholders describing the terms thereof, containing information shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate.
Shareholders who are deciding whether to tender their shares during the period that a repurchase offer is open may ascertain the current net asset value of their shares by contacting the Advisor during the period.
Repurchases of shares from shareholders by the fund may be made, in the discretion of the fund, and may be paid in cash or by the distribution of securities in-kind or partly in cash and partly in-kind. However, the fund does not expect to distribute securities in-kind except in the unlikely event that making a cash payment would result in a material adverse effect on the fund or on shareholders not tendering shares for repurchase. Repurchases will be effective after receipt and acceptance by the fund of all eligible written tenders of shares from shareholders. Any in-kind distribution of securities, although not expected to occur, valued in accordance with the Fund Agreement, will be distributed to all tendering shareholders on a pari passu basis.
The fund does not impose any charges in connection with repurchases of shares or portion of shares.
The fund’s assets will be reduced by the amount of the tendered shares that are purchased by the fund. Thus, income relative to assets may be affected by the repurchase. The purchase of shares pursuant to the offer to repurchase will have the effect of increasing the proportionate interest in the fund of shareholders who do not tender shares. A reduction in the aggregate assets of the fund may result in shareholders who do not tender shares bearing higher costs to the extent that certain expenses borne by the fund are relatively fixed and may not decrease if assets decline. These effects may be reduced or eliminated to the extent that new and existing shareholders make additional purchases of shares from time to time, although there can be no assurance that such additional purchases will occur. Payment for shares purchased pursuant to an offer to repurchase may also require the fund to liquidate portfolio holdings earlier than the Advisor would otherwise have caused these holdings to be liquidated, potentially resulting in losses or increased investment related expenses.
Due to liquidity restraints associated with the fund’s investments, the fund presently expects to employ the following repurchase procedures:
1. A shareholder choosing to tender shares for repurchase must do so by the date specified in the notice describing the terms of the offer (the
“Expiration Date”) which generally will be at least 20 business days before the date as of which shares are to be repurchased. The shares (tendered and accepted) will be valued as of the date on which shares are to be repurchased (the “Valuation Date”), which is expected to be the last day of each calendar month;
2. Although the amounts required to be paid by the fund will generally be paid in cash, the fund may under certain limited circumstances noted
above, pay all or a portion of the amounts due by the in-kind distribution of marketable securities.
Under these procedures, shareholders will have to decide whether to tender their shares for repurchase without the benefit of having current information regarding the value of shares as of a date proximate to the Valuation Date. In addition, there may be a substantial period of time between the date as of which shareholders must tender shares and the date they can expect to receive payment for their shares from the fund. Payments for repurchased shares may be delayed under circumstances where the fund has determined to sell assets to make such payments, but has experienced delays in receiving payments from any such securities.
Repurchases of shares by the fund are subject to certain regulatory requirements imposed by SEC rules. The fund believes that the repurchase procedures described above comply with these requirements. However, if modification of the fund’s repurchase procedures is deemed necessary to comply with regulatory requirements, the Board will adopt revised procedures designed to provide shareholders substantially the same liquidity for shares as would be available under the procedures described above.
If a repurchase offer is oversubscribed by shareholders who tender their shares for repurchase (in other words, if the amount of shares tendered exceeds the amount that the fund has offered to repurchase), the fund will repurchase only a pro rata portion of the shares tendered, unless the offer to repurchase shares in the fund is increased and extended. Additionally, the fund will only repurchase securities in accordance with Rule 13e-4 of the
Exchange Act.
The fund may repurchase, by means of redemption, shares of a shareholder or any person acquiring shares from or through a shareholder in the event that:

●
the shares have been transferred or the shares have been vested in any person by operation of law as the result of the death, divorce, disability, dissolution, bankruptcy or incompetency of a shareholder;
●
ownership of the shares by a shareholder or other person is likely to cause the fund to be in violation of, or require registration of any shares under, or subject the fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction, or may subject the fund or any shareholder to an undue risk of adverse tax risk or other fiscal or regulatory consequences;
●
continued ownership of the shares may be harmful or injurious to the business or reputation of the fund, the Board or the Advisor;
●
any of the representations and warranties made by a shareholder in connection with the acquisition of shares was not true when made or has ceased to be true;
●
it would be in the best interests of the fund for the fund to repurchase the shares.
In the event that the Advisor or one of its affiliates holds shares in its capacity as a shareholder, such shares may be tendered for repurchase in connection with any repurchase offer made by the fund.
Calculation of net asset value
The net asset value per share of the fund’s outstanding shares is determined monthly (or more frequently as needed) by dividing the value of total assets minus liabilities by the total number of shares outstanding at the date as of which the determination is made. A “Business Day” with respect to the fund is each day the New York Stock Exchange and the Trust are open.
The fund is required to report its investments for which current market values are not readily available at fair value. The Board has designated the fund’s
Advisor as the valuation designee to perform fair value functions for the fund in accordance with the Advisor’s valuation policies and procedures. As valuation designee, the Advisor will determine the fair value, in good faith, of securities and other assets held by the fund for which market quotations are not readily available and, among other things, will assess and manage material risks associated with fair value determinations, select, apply and test fair value methodologies, and oversee and evaluate pricing services and other valuation agents used in valuing the fund’s investments. The Advisor is subject to Board oversight and reports to the Board information regarding the fair valuation process and related material matters. The Advisor carries out its responsibilities as valuation designee through its Pricing Committee.
The fund will follow ASC Topic 820 for measuring fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair values are determined with models or other valuation techniques, valuation inputs, and assumptions market participants would use in pricing an asset or liability. Valuation inputs are organized in a hierarchy that gives the highest priority to prices for identical assets or liabilities quoted in active markets (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of inputs in the fair value hierarchy are described below:
●
Level 1: Unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
●
Level 2: Inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly. If the asset or liability has a specified term, a Level 2 input must be observable for substantially the full term of the asset or liability. Level 2 inputs include: (i) quoted prices for similar assets or liabilities in active markets, (ii) quoted prices for identical or similar assets or liabilities in markets that are not active, (iii) inputs other than quoted prices that are observable for the asset or liability, and (iv) inputs that are derived principally from or corroborated by observable market data.
●
Level 3: Unobservable inputs for the asset or liability, and situations where there is little, if any, market activity for the asset or liability at the measurement date.
The inputs into the determination of fair value will be based upon the best available information under the circumstances at the time the net asset value is calculated and may require significant management judgment or estimation. The fair valuations upon which the fund calculates its month end net asset values may be subject to later adjustment based on information reasonably available at that time. Other adjustments may occur from time to time.
In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy will be based on the lowest level of input that is significant to the fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety will require judgment, and will consider factors specific to the investment.
The fund expects to assess the levels of the investments at each measurement date, and recognize transfers between levels on the measurement dates.
All of the fund’s investments, which will be measured at fair value, are expected to be categorized as Level 3 based upon the expected lowest level of significant input to the valuations.
Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Advisor. The
Advisor has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available and has been designated by the Board as the party responsible for applying the valuation methods. In such circumstances, securities may not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Advisor believes accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. Portfolio securities also may be fair valued by the
Advisor’s Pricing Committee in certain instances pursuant to procedures established by the Advisor and adopted by the Board.

Senior loan investments are measured at fair value based on the present value of the expected cash flows of the loans. There are no quoted prices in active markets. Assumptions and inputs used in the valuation of senior loan investments include prepayment estimates, determination of the discount rate based on the risk-free interest rate adjusted for credit risk (including estimation of probability of default), liquidity and any other adjustments that the independent valuation firm believes that a third-party market participant would take into account in pricing a transaction. Senior loan investment valuations rely primarily on the use of significant unobservable inputs, including credit assumptions, which require significant judgment and, accordingly, are classified as Level 3.
Equity securities are generally valued at the last sale price or, for certain markets, the official closing price as of the close of the relevant exchange.
Securities not traded on a particular day are valued using last available bid prices. A security that is listed or traded on more than one exchange is typically valued at the price on the exchange where the security was acquired or most likely will be sold. In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market. Equity securities traded principally in foreign markets are typically valued using the last sale price or official closing price in the relevant exchange or market, as adjusted by an independent pricing vendor to reflect fair value. On any day a foreign market is closed and the New York
Stock Exchange (“NYSE”) is open, any foreign securities will typically be valued using the last price or official closing price obtained from the relevant exchange on the prior business day adjusted based on information provided by an independent pricing vendor to reflect fair value. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rate supplied by an independent pricing vendor.
The Pricing Committee engages in oversight activities with respect to pricing vendors, which includes, among other things, back-testing of pricing vendor prices against actual trades, conducting periodic due diligence meetings and reviews, and periodically reviewing the inputs, assumptions and methodologies used by these vendors. Nevertheless, market quotations, official closing prices, or information furnished by a pricing vendor could be inaccurate, which could lead to a security being valued incorrectly.
Application of valuation methodologies will involve a significant degree of judgment by management. Fair values of new investments or investments where an arm’s length transaction occurred in the same security is generally assumed to equal to their cost for up to three months after their initial purchase.
Due to the inherent uncertainty of determining the fair value of Level 3 investments, the fair value of the investments may differ significantly from the values that may have been used had a ready market or observable inputs to exist for such investments and may differ materially from the values that may ultimately be received or settled. Further, such investments will generally be subject to legal and other restrictions, or otherwise will be less liquid than publicly traded instruments. If the fund is required to liquidate a portfolio investment in a forced or liquidation sale, the fund might realize significantly less than the value at which such investment will have been previously been recorded. The fund’s investments will be subject to market risk.
Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.
Potential conflicts of interest

Instances may arise where the interests of the Advisor and their principals and employees may potentially or actually conflict with the interests of the fund and the shareholders, including activities related to existing portfolio investments or the sponsorship of existing and successor funds with similar investment focuses and objectives as those of the fund. These and other situations will involve potential conflicts of interest. Although the Advisor has established procedures to address such conflicts, there can be no assurance that such conflicts will be resolved in a manner that is most favorable to the fund and its shareholders.
Other business relationships and activities
The Advisor and their principals and employees devote as much of their time and resources to the activities of the fund as the Advisor deem necessary and appropriate. The Fund Agreement does not restrict the Advisor or their principals or employees from entering into other investment advisory relationships or engaging in other business activities, even though those activities may be in competition with the fund and/or may involve substantial amounts of the time and resources of the Advisor, or their personnel. The Advisor serves as an investment manager to other pooled investment funds and separately managed accounts.
Currently, these funds and accounts have investment objectives that are substantially similar to those of the fund. Those other funds and accounts may afford investors or accountholders more advantageous information, liquidity or other rights than those afforded to shareholders and may have different compensation arrangements. Differences in compensation arrangements or interests by the Advisor and their principals in other accounts could be viewed as creating incentives for the Advisor to favor one or more accounts over other accounts.
Affiliates of the Advisor may provide banking and financial services to companies in which the fund has investments and may receive fees from those companies for those services. In addition, principals, employees and agents of the Advisor or their affiliates may serve on boards of trustees of portfolio companies and receive fees for those services. The fund will not share in any of those fees. The 1940 Act also prohibits certain “joint” transactions with certain of the fund’s affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of the fund’s Independent Trustees.
Co-investment opportunities
The fund relies on an exemptive order from the SEC that permits it to, among other things, co-invest with other funds managed by the Advisor or its affiliates, subject to certain terms and conditions.
Transaction and investment opportunities
Conflicts of interest could also arise in connection with transactions for the accounts of the fund and the other investment vehicles in which the Advisor and/or its personnel are involved. In some cases, the fund and other investment accounts that the Advisor manages may seek to buy or sell the same investment at the same time. In other cases, the Advisor may cause the fund and other accounts to effect transactions that differ in substance, timing and amount, from transactions for other accounts. This may be due to, among other things, differences in investment objectives or other factors affecting the appropriateness or suitability of particular investment activities to the fund or other accounts, limitations on the availability of particular investment or transactional opportunities or differences in withdrawal or redemption rights. Without the consent of a majority of shareholders, the fund shall not (A) sell all or any portion of any investment to or purchase any potential investment from any affiliate of the Advisor, (B) sell any security in a transaction in which the Advisor is acting as “broker,” as such term is used in Section 206(3) of the Advisers Act, for another person in connection with the sale or purchase of a security for the account of the fund, (C) consent to the “assignment” (as defined under the Advisers Act) of the investment management agreement between the Advisor and the fund or (D) other than in connection with an Investment in an SBIC, enter into any other transaction in which the Advisers Act requires the consent of the fund as the “client.”
To the extent that the fund competes with entities managed by the Advisor for a particular investment opportunity, the Advisor will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (1) its internal conflict-resolution and allocation policies and (2) the requirements of the Advisers Act. The Advisor’s allocation policies are intended to ensure that the fund may generally share equitably with other investment funds managed by the Advisor in investment opportunities, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer which may be suitable for the fund and such other investment funds.
The Advisor’s policies are designed to manage and mitigate the conflicts of interest associated with the allocation of investment opportunities, including when the fund is able to co-invest with other accounts managed by the Advisor or John Hancock. Due to the integrated manner in which the business is conducted, the Advisor and John Hancock maintain a combined allocation process for allocating investment opportunities to the accounts for which they each have responsibility. When the fund engages in investments, it will do so in a manner consistent with the John Hancock and Advisor’s joint investment allocation policy. The Board and the Advisor have approved the applicable allocation policy and procedures.
Certain tax matters

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to the fund and to an investment in shares of the fund. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, the fund has not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including shareholders subject to the alternative minimum tax, tax-exempt organizations, dealers in securities, a trader in securities that elects to use a market-to-market method of accounting for its securities holdings, pension plans and trusts, and financial institutions. This summary assumes that investors hold the fund’s shares as capital assets (within the meaning of the Code). The discussion is based upon the Code,
Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. The fund has not sought and will not seek any ruling from the Internal
Revenue Service, or “IRS” regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if the fund invested in tax-exempt securities or certain other investment assets.
A “U.S. shareholder” generally is a beneficial owner of shares who is for U.S. federal income tax purposes:
●
A citizen or individual resident of the United States;
●
A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the
United States, any state thereof, or the District of Columbia;
●
A trust if a court within the United States is asked to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantive decisions of the trust (or a trust that has made a valid election to be treated as a U.S. trust); or
●
An estate, the income of which is subject to U.S. federal income taxation regardless of its source.
A “Non-U.S. shareholder” generally is a beneficial owner of shares that does not satisfy the definition of U.S. shareholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective shareholder that is a partner of a partnership holding shares should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares.
Tax matters are complicated and the tax consequences to an investor of an investment in shares of the fund will depend on the facts of his, her or its particular situation. The fund encourages investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.
Election to be taxed as a RIC
The fund intends to qualify and elect to be treated as a RIC under Subchapter M of the Code. As a RIC, the fund generally will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to shareholders as dividends. To qualify as a RIC, the fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to be eligible for pass-through tax treatment as a RIC, the fund must distribute to the fund’s shareholders, for each taxable year, at least 90% of the fund’s “investment company taxable income,” which is generally net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses and 90% of its net exempt interest income, if any, or the “Annual Distribution Requirement.”
Taxation as a RIC
If the fund:
●
qualifies as a RIC; and
●
satisfies the Annual Distribution Requirement,
then it will not be subject to U.S. federal income tax on the portion of income it distributes (or is deemed to distribute) to shareholders. The fund will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to shareholders.
The fund will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless it distributes in a timely manner an amount at least equal to the sum of (1) 98% of net ordinary income for each calendar year, (2) 98.2% of capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years, or the “Excise Tax Avoidance
Requirement.” The fund generally will endeavor in each year to make sufficient distributions to shareholders to avoid any U.S. federal excise tax on the fund’s earnings.
In order to qualify as a RIC for U.S. federal income tax purposes, the fund must, among other things:
●
derive in each taxable year at least 90% of gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or securities or foreign currencies or other income (including but not limited to gains from options, futures, or forward contracts)
derived with respect to the business of investing in such stock, securities, or currencies, and net income from interests in qualified publicly traded partnerships or the “90% Income Test”; and
●
diversify holdings so that at the end of each quarter of the taxable year:
●
at least 50% of the value of the fund’s total assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the fund’s assets or more than 10% of the outstanding voting securities of the issuer; and
●
no more than 25% of the value of the fund’s total assets is invested in the securities, other than U.S. government securities or securities of other
RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by the fund and that are engaged in the same or similar or related trades or businesses, or of certain “qualified publicly traded partnerships,” or the “Diversification Tests.”
Certain investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause the fund to recognize income or gain without a corresponding receipt of cash, which may require the fund make a distribution to shareholders in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement, even though it will not have received any corresponding cash amount; (v) adversely affect the time as to when a purchase or sale of securities is deemed to occur; (vi) adversely alter the characterization of certain complex financial transactions; and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test described above. The fund will monitor transactions and may make certain tax elections in order to mitigate the potential adverse effect of these provisions.
The fund’s investment in foreign securities may be subject to non-U.S. withholding taxes. In that case, yield on those securities would be decreased.
Shareholders will generally not be entitled to claim a credit or deduction with respect to non-U.S. taxes paid by the fund.
Although the fund does not presently expect to do so, it is authorized to borrow funds and to sell assets in order to satisfy distribution requirements.
However, under the 1940 Act, the fund is not permitted to make distributions to the fund’s shareholders while the fund’s debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, the fund’s ability to dispose of assets to meet distribution requirements may be limited by (1) the illiquid nature of its portfolio and/or (2) other requirements relating to its status as a RIC, including the
Diversification Tests. If the fund disposes of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, it
may make such dispositions at times that, from an investment standpoint, are not advantageous.
Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the fund accrues income, expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such income or pays such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt obligations denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.
Gain or loss realized from the sale or exchange of warrants acquired as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. The treatment of such gain or loss as long-term or short-term will depend on how long the fund held a particular warrant.
Upon the exercise of a warrant acquired by the fund, the fund’s tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant.
The remainder of this discussion assumes that the fund qualifies as a RIC and has satisfied the Annual Distribution Requirement and quarterly
Diversification Tests.
Taxation of non-U.S. shareholders
Whether an investment in the shares is appropriate for a Non-U.S. shareholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. shareholder may have adverse tax consequences. Non-U.S. shareholders should consult their tax advisers before investing in the fund’s shares.
Distributions of the fund’s “investment company taxable income” to Non-U.S. shareholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. shareholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the fund’s current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the
Non-U.S. shareholder, the fund will not be required to withhold federal tax if the Non-U.S. shareholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)
The fund or the applicable withholding agent generally is not required to withhold any amounts with respect to certain distributions of (i) U.S. source interest income, and (ii) net short term capital gains in excess of net long term capital losses, in each case to the extent the fund properly reports such distributions as “interest-related dividends” or “short-term capital gain dividends” and certain other requirements were satisfied. The fund anticipates that a significant portion of its distributions will be eligible for this exemption from withholding; however, the fund cannot determine what portion of its distributions (if any) will be eligible for this exception until after the end of the taxable year. No certainty can be provided that any of the fund’s distributions will be reported as eligible for this exception.
Actual or deemed distributions of net capital gains to a shareholder that is a Non-U.S. shareholder, and gains realized by a Non-U.S. shareholder upon the sale or redemption of shares, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. shareholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. shareholder in the United States,) or, in the case of an individual, the Non-U.S. shareholder was present in the United States for 183 days or more during the taxable year and certain other conditions are met.
If the fund distributes net capital gains in the form of deemed rather than actual distributions, a shareholder that is a Non-U.S. shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder’s allocable share of the corporate-level U.S. federal income tax the fund pays on the capital gains deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. shareholder must obtain a
U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.
For a corporate Non-U.S. shareholder, distributions (both actual and deemed), and gains realized upon the sale or redemption of the fund’s shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).
Shareholders will receive their cash distributions automatically unless the shareholder instructs the Administrator to reinvest in additional shares. If the distribution is a distribution of the fund’s investment company taxable income, is not properly reported by the fund as a short-term capital gains dividend or interest-related dividend, and is not effectively connected with a U.S. trade or business of the Non-U.S. shareholder (and, if a treaty applies, is not attributable to a permanent establishment), the amount distributed (to the extent of the fund’s current and accumulated earnings and profits) will be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in shares. If the distribution is effectively connected with a U.S. trade or business of the Non-U.S. shareholder (and no withholding applies because applicable certifications are provided by the Non-U.S. shareholder), generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. persons. The Non-U.S. shareholder will have an adjusted basis in the additional shares purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. shareholder’s account.
A Non-U.S. shareholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. shareholder provides the fund or the dividend paying agent with an IRS Form W-8BEN or IRS Form W-8BEN-E or an acceptable substitute form or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. shareholder or otherwise establishes an exemption from backup withholding.
Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions, or “FFIs” unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or
(ii) reside in a jurisdiction that has entered into an intergovernmental agreement, or “IGA” with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends. The gross proceeds from the sale of any property that could produce U.S.- source interest or dividends are currently exempt from FATCA withholding tax under proposed regulations, which are effective while pending. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner.
Depending on the status of a Non-U.S. shareholder and the status of the intermediaries through which they hold their shares, Non-U.S. shareholders could be subject to this 30% withholding tax with respect to distributions on their shares. Under certain circumstances, a Non-U.S. shareholder might be eligible for refunds or credits of such taxes.
Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.
Failure to qualify as a RIC
If the fund was unable to qualify for treatment as a RIC, it would be subject to tax on all taxable income at regular corporate rates, regardless of whether it makes any distributions to shareholders. Distributions would not be required, and any distributions would be taxable to shareholders as ordinary dividend income, and provided that certain holding periods and other requirements are met, could be eligible for the 20% maximum rate to the extent of the fund’s current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, the fund would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which it failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying year, the fund could be subject to tax on any unrealized net built-in gains in the assets held by it during the period in which it failed to qualify as a RIC that are recognized within the subsequent
5 years, unless the fund made a special election to pay corporate-level U.S. federal income tax on such built-in gain at the time of its requalification as a
RIC.

PART C. OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)	Financial Statements

Not applicable

(2)	Exhibits

(a)(1)	Certificate of Formation

(a)(2)	Certificate of Amendment to Certificate of Formation

(a)(3)	Amended and Restated Agreement and Declaration of Trust

(b)	Bylaws

(c)	Not applicable

(d)	See Item 25(2)(a)(2).

(e)	Not applicable.

(f)	Not applicable

(g)	Investment Advisory Agreement by and between the Fund and Manulife Investment Management Private Markets (US) LLC (the “Adviser”)

(h)	Not applicable

(i)	Not applicable

(j)	Custody Agreement by and between the Fund and State Street Bank and Trust Company

(k)(1)	Service Agreement by and between the Fund and the Adviser

(k)(2)	Transfer Agency Agreement by and between the Fund and State Street Bank and Trust Company

(k)(3)	Administration Agreement by and between Fund and State Street Bank and Trust Company

(l)	Not applicable

(m)	Not applicable

(n)	Not applicable

(o)	Not applicable

(p)	Not applicable

(q)	Not applicable

(r)(1)	Joint Code of Ethics of Manulife GA Trust and the Adviser

(r)(2)	Code of Ethics of Independent Directors of Manulife GA Trust

Item 26. Marketing Arrangements

Not applicable

Item 27. Other Expenses of Issuance and Distribution

Not applicable

Item 28. Persons Controlled by or Under Common Control with Registrant

After completion of the private offering of Shares, the Registrant expects that no person will be directly or indirectly under common control with the Registrant, except that the Registrant may be deemed to be controlled by the Adviser or an affiliate until the Initial Closing. Information regarding the ownership of the Adviser is set forth in its Form ADV as filed with the Securities and Exchange Commission (the “SEC”) (File No. 801-68506), and is incorporated herein by reference.

Item 29. Number of Holders of Securities as of February 12, 2026

Title of Class	Number of Record Holders
Shares	0

Item 30. Indemnification

Reference is made to Article 9, Section 2 of the Registrant’s Agreement and Declaration of Trust (the “Agreement and Declaration of Trust”), filed as Exhibit (a)(2) hereto, and to Paragraph 18 of the Registrant’s Investment Advisory Agreement (the “Advisory Agreement”), filed as Exhibit (g)(1) hereto. The Registrant hereby undertakes that it will apply the indemnification and limitation of liability provisions of the Agreement and Declaration of Trust and the Advisory Agreement in a manner consistent with Release 40-11330 of the SEC under the 1940 Act, so long as the interpretation therein of Sections 17(h) and 17(i) of the 1940 Act remains in effect.

The Registrant maintains insurance on behalf of any person who is or was an independent trustee, officer, employee or agent of the Registrant against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify.

Item 31. Business and Other Connections of Investment Advisor

A description of any other business, profession, vocation, or employment of a substantial nature in which the investment Adviser of the Registrant, and each member, trustee, executive officer, or partner of any such investment Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, trustee, officer, employee, partner or trustee, is set forth in the Offering Memorandum in the section entitled “Management of the Fund.” Information as to the members and officers of the Adviser is included in its Form ADV as filed with the SEC (File No. 801-68506), and is incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Manulife GA Trust, c/o John Hancock Life Insurance Company (U.S.A.), 197 Clarendon Street, C-03, Boston, MA 02116;

(2)	the Custodian, State Street Bank and Trust Company, State Street Financial Center, One Congress Street, Suite 1, Boston, Massachusetts 02114; and

(3)	the Adviser, Manulife Investment Management Private Markets (US) LLC, 197 Clarendon Street, C-03, Boston, MA 02116.

Item 33. Management Services

Not applicable

Item 34. Undertakings

Not applicable

SIGNATURE

Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and Commonwealth of Massachusetts, on the 12th day of February, 2026.

MANULIFE GA TRUST

By:	/s/ E. David Pemstein
Name:	E. David Pemstein
Title:	Secretary and Chief Legal Officer

Exhibit Index

(a)(1)	Certificate of Formation

(a)(2)	Certificate of Amendment to Certificate of Formation

(a)(3)	Amended and Restated Agreement and Declaration of Trust

(b)	Bylaws

(g)	Investment Advisory Agreement by and between the Fund and Manulife Investment Management Private Markets (US) LLC (the “Adviser”)

(j)	Custody Agreement by and between the Fund and State Street Bank and Trust Company

(k)(1)	Service Agreement by and between the Fund and the Adviser

(k)(2)	Transfer Agency Agreement by and between the Fund and State Street Bank and Trust Company

(k)(3)	Administration Agreement by and between Fund and State Street Bank and Trust Company

(r)(1)	Joint Code of Ethics of Manulife GA Trust and the Adviser

(r)(2)	Code of Ethics of Independent Directors of Manulife GA Trust